As filed with the Securities and Exchange Commission on May 18, 2001

                           PROXY STATEMENT PURSUANT
                      TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/x/  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only
/ /  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  CBA(R) MONEY FUND
                  CMA(R) GOVERNMENT SECURITIES FUND
                  CMA(R) MONEY FUND
                  CMA(R) TAX-EXEMPT FUND
                  CMA(R) TREASURY FUND
                  CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box): /x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
-------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
(5)  Total fee paid:
-------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid:
-------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
(3)  Filing Party:
-------------------------------------------------------------------------------
(4)  Date Filed:

                               CBA(R) MONEY FUND
                       CMA(R) GOVERNMENT SECURITIES FUND
                               CMA(R) MONEY FUND
                            CMA(R) TAX-EXEMPT FUND
                             CMA(R) TREASURY FUND
                                      and
                      CMA(R) ARIZONA MUNICIPAL MONEY FUND
                    CMA(R) CALIFORNIA MUNICIPAL MONEY FUND
                    CMA(R) CONNECTICUT MUNICIPAL MONEY FUND
                   CMA(R) MASSACHUSETTS MUNICIPAL MONEY FUND
                     CMA(R) MICHIGAN MUNICIPAL MONEY FUND
                    CMA(R) NEW JERSEY MUNICIPAL MONEY FUND
                     CMA(R) NEW YORK MUNICIPAL MONEY FUND
                  CMA(R) NORTH CAROLINA MUNICIPAL MONEY FUND
                       CMA(R) OHIO MUNICIPAL MONEY FUND
                   CMA(R) PENNSYLVANIA MUNICIPAL MONEY FUND
                                    each of
                   CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                             --------------------
                NOTICE OF 2001 SPECIAL MEETINGS OF SHAREHOLDERS
                             --------------------
                         TO BE HELD ON AUGUST 24, 2001

To the Shareholders of
     CBA Money Fund
     CMA Government Securities Fund
     CMA Money Fund
     CMA Tax-Exempt Fund
     CMA Treasury Fund
     CMA Multi-State Municipal Series Trust

         NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (each a "Meeting" and collectively the "Meetings") of each of the above-listed investment companies (each a "Fund" and collectively the "Funds") will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on August 24, 2001 at the time specified in Exhibit A to this Combined Proxy Statement for the following purposes:

     (1) To elect a Board of Trustees of each Fund until their successors have been duly elected and qualified or until their earlier resignation or removal;

     (2) To consider and act upon a proposal to amend each Fund's Declaration of Trust to permit each Board of Trustees to reorganize each Fund into a "master/feeder" structure;

     (3) To consider and act upon a proposal to amend each Fund's Declaration of Trust to permit each Board of Trustees to divide each Fund's shares into additional classes;

          (4) To consider and act upon a proposal to change the fundamental investment restrictions of each Fund; and

          (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees of each Fund has fixed the close of business on June 1, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings or any adjournments thereof.

     A complete list of the shareholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after August 10, 2001, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting of any Fund in which you own shares. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of each respective Fund.

                                      By Order of the Boards of Trustees

                                      Phillip S. Gillespie
                                      Secretary of CBA Money Fund,
                                      CMA Government Securities Fund,
                                      CMA Money Fund,
                                      CMA Tax-Exempt Fund,
                                      CMA Treasury Fund, and
                                      CMA Multi-State Municipal Series Trust
                                          CMA Arizona
                                          Municipal Money
                                          Fund CMA California
                                          Municipal Money
                                          Fund CMA
                                          Connecticut
                                          Municipal Money
                                          Fund CMA
                                          Massachusetts
                                          Municipal Money
                                          Fund CMA Michigan
                                          Municipal Money
                                          Fund CMA New Jersey
                                          Municipal Money
                                          Fund CMA New York
                                          Municipal Money
                                          Fund CMA North
                                          Carolina Municipal
                                          Money Fund CMA Ohio
                                          Municipal Money
                                          Fund CMA
                                          Pennsylvania
                                          Municipal Money
                                          Fund

Plainsboro, New Jersey
Dated: June __, 2001

                               CBA(R) MONEY FUND
                       CMA(R) GOVERNMENT SECURITIES FUND
                               CMA(R) MONEY FUND
                            CMA(R) TAX-EXEMPT FUND
                             CMA(R) TREASURY FUND
                                      and
                      CMA(R) ARIZONA MUNICIPAL MONEY FUND
                    CMA(R) CALIFORNIA MUNICIPAL MONEY FUND
                    CMA(R) CONNECTICUT MUNICIPAL MONEY FUND
                   CMA(R) MASSACHUSETTS MUNICIPAL MONEY FUND
                     CMA(R) MICHIGAN MUNICIPAL MONEY FUND
                    CMA(R) NEW JERSEY MUNICIPAL MONEY FUND
                     CMA(R) NEW YORK MUNICIPAL MONEY FUND
                  CMA(R) NORTH CAROLINA MUNICIPAL MONEY FUND
                       CMA(R) OHIO MUNICIPAL MONEY FUND
                   CMA(R) PENNSYLVANIA MUNICIPAL MONEY FUND
                                    each of
                   CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                             --------------------

                     2001 SPECIAL MEETINGS OF SHAREHOLDERS

                             --------------------


                                AUGUST 24, 2001

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Introduction..................................................................1

Item 1:  Election of Trustees.................................................2

Item 2:  Approve or Disapprove Charter Amendment to Permit
         Reorganization Into a Master/Feeder Structure........................5

Item 3:  Approve or Disapprove Charter Amendment to Permit each
         Fund to Divide its Shares into Additional Classes....................7

Item 4:  Approve or Disapprove Certain Changes to the Investment
         Restrictions of each Fund............................................7

Additional Information.......................................................17

Exhibit A--Information About the Funds......................................A-1

Exhibit B--Form of Proposed Charter Amendment to Reorganize each
           Fund into a Master/Feeder Structure(All Fund except CMA
           Multi-State Municipal Series Trust)..............................B-1

Exhibit C--Form of Proposed Charter Amendment to Reorganize the
           Fund into a Master/Feeder Structure (CMA Multi-State
           Municipal Series Trust only).....................................C-1

Exhibit D--Form of Proposed Charter Amendment to Permit the Fund
           to Divide its Shares into Additional Classes (CBA
           Money Fund only).................................................D-1

Exhibit E--Form of Proposed Charter Amendment to Permit each Fund to
           Divide its Shares into Additional Classes (CMA
           Government Securities Fund, CMA Money Fund, CMA Tax-
           Exempt Fund and CMA Treasury Fund only)..........................E-1

Exhibit F--Form of Proposed Charter Amendment to Permit each Fund to Divide its Shares into Additional Classes (CMA Multi-
           State Municipal Series Trust only)...............................F-1

Exhibit G--CBA Money Fund's Current and Proposed Investment
           Restrictions.....................................................G-1

Exhibit H--CMA Government Securities Fund's Current and Proposed
           Investment Restrictions..........................................H-1

Exhibit I--CMA Money Fund's Current and Proposed Investment
           Restrictions.....................................................I-1

Exhibit J--CMA Tax-Exempt Fund's Current and Proposed
           Investment Restrictions..........................................J-1

Exhibit K--CMA Treasury Fund's Current and Proposed
           Investment Restrictions..........................................K-1

Exhibit L--CMA Multi-State Municipal Series Trust's Current and
           Proposed Investment Restrictions.................................L-1

                                 INTRODUCTION

     This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of each of the above-listed investment companies, including each series of CMA Multi-State Municipal Series Trust, (each a "Fund" and collectively the "Funds") to be voted at the 2001 Special Meeting of Shareholders of each Fund (each a "Meeting" and collectively, the "Meetings"), to be held at the offices of Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on August 24, 2001 at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is June 2001.

     All properly executed proxies received prior to a Fund's Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

          (1) "FOR" the election of the Board of Trustees nominees of each Fund;

          (2) "FOR" the approval of an amendment to each Fund's Declaration of Trust (a "charter amendment") permitting the Board to reorganize each Fund into a master/feeder structure;

          (3) "FOR" the approval of a charter amendment permitting the Board to divide each Fund's shares into additional classes of shares;

          (4) "FOR" the proposed changes to the investment restrictions of each Fund; and

          (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the meeting.

     The Board of Trustees of each Fund has fixed the close of business on June 1, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of beneficial interest indicated in Exhibit A to this Combined Proxy Statement. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding shares of beneficial interest at such date.

     The Board of Trustees of each Fund knows of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The shareholders of all of the Funds are solicited and entitled to vote on each of Items 1, 2, 3 and 4.

                         ITEM 1. ELECTION OF TRUSTEES

     At the Meetings, the Board of Trustees nominees of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

     It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) "FOR" the applicable nominees listed below. The nominees to be elected by each Fund and certain biographical and other information relating to the nominees appears below.

                                                                      Principal Occupations During Past
         Name and Address                       Age                Five Years and Public Directorships(1)
         ----------------                       ---                --------------------------------------

Ronald W. Forbes(2).........................     60     Professor Emeritus of Finance, School of Business, State
1400 Washington Avenue                                  University of New York at Albany, since 2000 and Professor
Albany, New York 12222                                  thereof from 1989 to 2000; International Consultant, Urban
                                                        Institute, Washington, D.C. from 1995 to 1999.

Terry K. Glenn*.............................     60     Executive Vice President of Fund Asset Management, L.P.
P.O. Box 9011                                           ("FAM") and MLIM (the terms FAM and MLIM, as used herein,
Princeton, New Jersey 08543-9011                        include their corporate predecessors) since 1983; Executive
                                                        Vice President and Director of Princeton Services, Inc.
                                                        ("Princeton Services") since 1993, President of FAM
                                                        Distributors, Inc. since 1986 and Director thereof since
                                                        1991; President of Princeton Administrators, L.P. since 1988 and Director of Financial Data Services, Inc. ("FDS") since
                                                        1985.

Cynthia A. Montgomery(2)....................     48     Professor, Harvard Business School since 1989; Associate
Harvard Business School                                 Professor, J.L. Kellogg Graduate School of Management,
Soldiers Field Road                                     Northwestern University from 1985 to 1989; Assistant
Boston, Massachusetts 02163                             Professor, Graduate School of Business Administration, The
                                                        University of Michigan from 1979 to 1985; Director,
                                                        UNUMProvident Corporation since 1990 and Director,
                                                        NewellRubbermaid Inc. since 1995.

Charles C. Reilly(2)........................     69     Self-employed financial consultant since 1990; President and
9 Hampton Harbor Road                                   Chief Investment Officer of Verus Capital, Inc. from 1979 to
Hampton Bays, New York 11946                            1990; Senior Vice President of Arnhold and S. Bleichroeder,
                                                        Inc. from 1973 to 1990; Adjunct Professor, Columbia
                                                        University Graduate School of Business from 1990 to 1991;
                                                        Adjunct Professor, Wharton School, The University of
                                                        Pennsylvania from 1989 to 1990; Partner, Small Cities Cable
                                                        Television from 1986 to 1997.

Kevin A. Ryan(2)............................     68     Founder and currently Director Emeritus of The Boston
127 Commonwealth Avenue                                 University Center for the Advancement of Ethics and
Chestnut Hill, Massachusetts 02467                      Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of
                                                        Education at Boston University; formerly taught on the
                                                        faculties of The University of Chicago, Stanford University and Ohio State University.

Roscoe S. Suddarth(2).......................     65     President, Middle East Institute, from 1995 to 2001; Foreign
7403 MacKenzie Court                                    Service Officer, United States Foreign Service, from
Bethesda, Maryland 20817                                1961 to  1995; Career Minister, from 1989 to 1995; Deputy
                                                        Inspector General, U.S. Department of State, from 1991 to
                                                        1994; U.S. Ambassador to the Hashemite Kingdom of Jordan,
                                                        from 1987 to 1990.

Richard R. West(2)..........................     62     Professor of Finance since 1984, Dean from 1984 to 1993 and
Box 604                                                 currently Dean Emeritus of New York University, Leonard N.
Genoa, Nevada 89411                                     Stern School of Business Administration; Director of Bowne &
                                                        Co., Inc. (financial printers), Vornado Realty Trust, Inc.
                                                        (real estate holding company) and Alexander's Inc. (real
                                                        estate company).

Edward D. Zinbarg(2)........................     65     Self-employed financial consultant since 1994; Executive Vice
5 Hardwell Road                                         President of The Prudential Insurance Company of America from
Short Hills, New Jersey 07078-2117                      1988 to 1994; former Director of Prudential Reinsurance
                                                        Company and former Trustee of the Prudential Foundation.

--------------------

(1) Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLIM or their affiliates act as investment adviser. See "Information Pertaining to Trustee Nominees" in Exhibit A hereto.
(2) Member of Audit and Nominating Committee of each Fund on which he or she currently serves as a Trustee and will serve on the Audit and Nominating Committee of each Fund to which he or she is elected as a Trustee. Please see Exhibit A hereto.
* Interested person, as defined in the Investment Company Act of 1940 of each of the Funds.

     The Board of Trustees of each Fund knows of no reason why any of the nominees listed in the chart above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Trustees may recommend.

     Committee and Board Meetings. The Board of each Fund has a standing Audit, Nominating and Oversight Committee (the "Committee"), which consists of Trustees who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 (the "Investment Company Act"). Currently, Messrs. Forbes, Reilly, Ryan and West and Ms. Montgomery are members of the Committee. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties.

     During each Fund's most recently completed fiscal year, each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. See Exhibit A to this Combined Proxy Statement for further information about Committee and Board meetings.

     Interested Persons. Each Fund considers Mr. Glenn to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds or has held with the FAM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. ("ML&Co."). Mr. Glenn is the President of each Fund.

     Compensation of Trustees. FAM, the manager of each Fund, pays all compensation to all officers of each Fund and all Trustees of each Fund who are affiliated with ML&Co. or its subsidiaries. Each Fund pays each Trustee not affiliated with FAM (each a "non-affiliated Trustee") an annual fee plus a fee for each Board meeting attended and pays all such Trustees' out of pocket expenses relating to attendance at meetings. FAM also pays each member of each Fund's Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Trustees an annual fee. The Co-Chairmen of each Committee each receive an additional fee.(1) Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Trustees during each Fund's most recently completed fiscal year is set forth in Exhibit A hereto.

     Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

     Stock Ownership. Information relating to the number of shares of each Fund owned by the Board of Trustees nominees is set forth in Exhibit A hereto. As of the Record Date, the Trustees and officers of each Fund as a group (13 persons) owned an aggregate of less than 1% of the shares of beneficial interest of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Trustee of each Fund and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

     Each Board of Trustees recommends that the shareholders of its respective Fund vote FOR the election of the Board of Trustees nominees.








--------
(1) Charles C. Reilly and Ronald W. Forbes are Co-Chairmen of the Committee for each Fund.


           ITEM 2. APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO PERMIT REORGANIZATION INTO A MASTER/FEEDER STRUCTURE

     The Board of Trustees of each Fund proposes to amend the Declaration of Trust of each Fund to add a provision that would give the Board the express power to transfer in the ordinary course of business and upon the affirmative vote of the majority of the entire Board, all or substantially all of the assets of a Fund to another entity known in the investment company industry as a master fund in a "master/feeder" structure. By voting in favor of this provision, shareholders are authorizing the Board to reorganize a Fund into a "master/feeder structure if the Board believes that the structure is in the best interests of the Fund and its shareholders. A copy of the form of amendment to the Declaration of Trust for all of the Funds except CMA Multi-State Municipal Series Trust is attached as Exhibit B hereto. A copy of the form of amendment to the Declaration of Trust for CMA Multi-State Municipal Series Trust is attached as Exhibit C hereto.

     The Declaration of Trust governing each Fund requires shareholder approval before each Fund transfers its assets to a master fund in order to convert to a master/feeder arrangement. Accordingly, each Fund is seeking shareholder approval of a Declaration of Trust amendment that would permit the Board to cause such a transfer of assets to a master fund in exchange for shares or other beneficial interests without additional shareholder approval and would clarify the manner in which each Fund will operate in a master/feeder structure.

     In a master/feeder structure, a fund (a "Feeder Fund") sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from such sales directly in securities and other investments, it invests all of those assets in another fund (a "Master Fund") with substantially the same investment objectives and policies in return for shares in that Master Fund. The Master Fund then invests the assets in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund's portfolio. Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/feeder structure permits greater pooling of assets than does a stand-alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/feeder structure also may permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund. An existing fund could convert to a Feeder Fund by (i) selling all of its investments and then purchasing shares of a Master Fund, an approach that involves brokerage and other transaction costs and the realization of taxable gain or loss, or (ii) contributing its assets to the Master Fund in return for an interest therein and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss. Approval of this Item 2 by the shareholders of a Fund would permit the applicable Board to convert the Fund to a Feeder Fund at such time as they deem appropriate by using either alternative discussed in the preceding sentence. It is expected that each Fund that converts to a Feeder Fund will do so by transferring its assets to the applicable Master Fund in exchange for interests in such Master Fund.

     FAM believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because the Master Fund pools the assets of multiple Feeder Funds, it provides an effective means of creating larger asset pools. Whether the Board of a particular Fund exercises its discretionary authority to convert the Fund to a master/feeder structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other Feeder Funds. As discussed above, the primary motivation for considering a master/feeder structure would be to seek to achieve possible economies of scale and/or efficiencies in portfolio management, while preserving separate identities, fee structures, administration and distribution channels at the Feeder Fund level. A Board's decision to convert a Fund to a master/feeder structure will be based upon the Board's determination that it would be in the best interests of both the Fund and its shareholders.

     Because management services are provided at the Master Fund level, a Fund will no longer have an investment adviser if it converts to a Feeder Fund. Each Master Fund will pay its investment adviser an investment advisory fee based upon the net assets of that Master Fund. A Feeder Fund may have its own administrator in a master/feeder structure. If a Fund converts to a master/feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of other Feeder Funds. If some of the Feeder Funds are larger than the Fund, these other Feeder Funds would have more voting power than the Fund over the operations of the Master Fund.

     Shareholders of the Funds are not entitled to appraisal rights in connection with the master/feeder charter amendments.

     The Board of Trustees of each Fund recommends that the respective shareholders of each Fund vote FOR the proposal to approve the charter amendment to permit the reorganization of each Fund into a master/feeder structure.

             ITEM 3. APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT
                   TO PERMIT THE BOARD TO DIVIDE FUND SHARES
                       INTO ADDITIONAL CLASSES OF SHARES

     The Board of Trustees of each Fund proposes to amend the Declaration of Trust of that Fund to add certain provisions that would give the Board the express power to divide the Fund's shares of beneficial interest into classes upon the affirmative vote of the majority of the Board. By voting in favor of this provision, shareholders are authorizing the Board to divide the Fund's shares of beneficial interest into additional classes if the Board believes that the creation of multiple classes of Fund shares is in the best interests of the Fund and its shareholders. Copies of the forms of amendment to the Declarations of Trust for the Funds are attached as Exhibits D, E and F hereto.

     The Declaration of Trust governing each Fund does not provide for the ability of the Fund to divide the Fund's shares into classes of shares. Accordingly, each Fund is seeking shareholder approval of a Declaration of Trust amendment that would permit the Board to cause such a division of Fund shares without additional shareholder approval.

     FAM believes that a multiple class structure may provide a number of benefits to the Funds and to the holders of additional classes of shares of the Funds. The availability of multiple classes of shares provides the Funds with the flexibility to offer investors alternative sales charge arrangements within the same Fund without adversely affecting the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. By providing alternative sales charge arrangements, the Funds may attract new investors or encourage additional investment by existing shareholders resulting in larger pools of assets.

     FAM believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. The availability of multiple classes of shares provides an effective means of creating larger asset pools. Whether the Board of a particular Fund exercises its discretionary authority to create such additional classes of shares would depend upon the existence of appropriate opportunities to attract new investors or additional investment by existing shareholders. The primary motivation for considering the creation of multiple classes would be to seek to achieve possible economies of scale and/or efficiencies in portfolio management. A Board's decision to divide a Fund's shares into additional classes of shares will be based upon the Board's determination that it would be in the best interests of both the Fund and its shareholders.

     The Board of Trustees of each Fund recommends that the respective shareholders of each Fund vote FOR the proposal to approve the charter amendment to permit the division of shares of each Fund into additional classes of shares.

            ITEM 4. APPROVAL OR DISAPPROVAL OF PROPOSED CHANGES TO
                   THE INVESTMENT RESTRICTIONS OF EACH FUND

     Each Fund has adopted investment restrictions that govern generally the operations of that Fund. Management of each Fund believes it appropriate to modify or delete certain investment restrictions (which are fundamental policies) and change certain fundamental policies to non-fundamental policies. The Investment Company Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without shareholder approval. These policies relate to
(a) the classification and subclassification under the Investment Company Act within which a fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons and (h) changing the nature of the business so as to cease to be an investment company. When each Fund was formed, its Board of Trustees designated a number of other policies as fundamental in large part in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of 1996 ("NSMIA")) or business or industry conditions that no longer exist, and adopted certain restrictions now believed to be unduly restrictive. There also are certain differences in these restrictions as among the Funds.

     Accordingly, the Board of Trustees of each Fund authorized a review of the Fund's investment restrictions in order to: (i) modernize the Fund's policies that are required to be fundamental and make them consistent with each other and those of other investment companies advised by FAM, and (ii) delete or reclassify as non-fundamental any policies that are not required to be fundamental under the Investment Company Act. Non-fundamental policies can be changed by vote of a majority of a Fund's Board of Trustees at any time without shareholder approval, subject to compliance with applicable Securities and Exchange Commission disclosure requirements. Each Fund's current investment restrictions and the corresponding proposed restrictions are set forth in Exhibits G through L hereto.

     With respect to each Fund, the following chart sets forth the Funds to which each current investment restriction applies. Record Date shareholders of each Fund are being solicited and are entitled to vote on the proposed change to each current investment restriction



                                                                                                                  CMA
                                                                                                              Multi-State
                                                         CMA                                                   Municipal
                                                     Government        CMA        CMA Tax-       CMA            Series
                                          CBA        Securities       Money        Exempt      Treasury          Trust
Investment Restriction                 MoneyFund        Fund          Fund          Fund         Fund        (all Series)
----------------------                 ---------        ----          ----          ----         ----        ------------
1.   Real Estate......................    Yes            Yes           Yes          Yes          Yes              Yes
2.   Underwriting Securities..........    Yes            Yes           Yes          Yes          Yes              Yes
3.   Borrowing........................    Yes            Yes           Yes          Yes          Yes              Yes
4.   Commodities......................    Yes            Yes           Yes          Yes          Yes              Yes
5.   Lending..........................    Yes            Yes           Yes          Yes          Yes              Yes
6.   Diversification..................    Yes            Yes           Yes          Yes          Yes              No
7.   Industry Concentration...........    Yes            Yes           Yes          Yes          Yes              Yes
8.   Senior Securities................    Yes            Yes           Yes          Yes          Yes              Yes
9.   Short Sales......................    Yes            Yes           Yes          Yes          Yes              Yes
10.  Margin...........................    Yes            Yes           Yes          Yes          Yes              Yes
11.  Puts and Calls...................    Yes            Yes           Yes          Yes          Yes              Yes
12.  Securities Lending...............    Yes            No            Yes           No           No              No
13.  Securities other than
     Enumerated Industries............    Yes            Yes           Yes          Yes          Yes              Yes
14.  Transfer of Assets as
     Securities for Indebtedness......    Yes            Yes           Yes          Yes          Yes              Yes
15.  Repurchase Agreements............    Yes            Yes           Yes           No           No              No
16.  Exercising Management or
     Control..........................    Yes            No            Yes          Yes           No              Yes
17.  Securities of Other
     Investment Companies.............    Yes            No            Yes          Yes           No              Yes
18.  Illiquid or Restricted
     Securities.......................    Yes            No            Yes           No           No              Yes
19.  Reverse Repurchase
     Agreements.......................    Yes            No            Yes           No           No              No
20.  Securities of Issuers
     Having Record of Less
     than Three Years.................    Yes            No            Yes           No           No              No
21.  Beneficial Ownership.............    Yes            No            Yes           No           No              Yes
22.  Oil, Gas and Mineral
     Leases in Texas..................     No            No            No            No           No              Yes
23.  Oil, Gas or Mineral
     Exploration or Development.......     Yes           No            Yes           Yes          No              Yes
24.  Invest in Bonds where Issuing
     Entity Has a Record of Less
     than Three Years.................     No            No            No            Yes          No              Yes
25.  Purchase More than 10% of
     Issuer's Outstanding
     Securities.......................     No            No            Yes           No           No              No

     Shareholders of a Fund may only vote on the proposed investment restrictions for the Fund as a group, not on each proposed restriction individually. Approval of the proposed investment restrictions for a particular Fund is not contingent upon the approval of the proposed investment restrictions by any other Fund.

Proposed Fundamental Investment Restrictions

     Set forth below, with respect to each Fund, are (i) the proposed fundamental investment restrictions for that Fund, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for such Fund, (ii) the proposed non-fundamental restrictions, followed by explanatory commentary and (iii) current restrictions proposed to be deleted and explanatory commentary. Each Fund's current and proposed restrictions are set forth in their entirety in Exhibits G through L hereto.

     Applicable to all Funds

     Under the proposed fundamental investment restrictions, each Fund may not:

     1. Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate interests therein or issued by companies which invest in real estate or interests therein.

               Commentary: The proposed restriction is substantially similar to the current restriction in effect. The proposed restriction would permit the Funds to invest in securities directly or indirectly secured by real estate or issued by companies which invest in real estate, such as real estate investment trusts ("REITs"). The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. REITs also are subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended, or to maintain exemption from the Investment Company Act.

     2. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

               Commentary: The proposed restriction is substantially similar to the current restriction in effect.

     3. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

               Commentary: The proposed restriction with respect to borrowing money would permit a Fund to borrow money from banks in an amount up to 33-1/3% of the Fund's total assets, and would permit the Fund to borrow up to an additional 5% of its total assets for temporary purposes. The current restrictions in effect permit each Fund to borrow money from banks in an amount up to 20% of the Fund's total assets and to pledge its assets to secure borrowings up to 10% of the Fund's net assets. Borrowings constitute leverage, which involves risk. Leveraging will magnify declines as well as increases in the value of a Fund's assets and in the yield on the Fund's holdings.

               With regard to purchase on margin, under current applicable law, a Fund may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that the Fund may obtain short term credit as necessary for the clearance of securities transactions. However, a Fund may pay initial or variation margin in connection with futures and related options transactions without regard to this prohibition.

     4. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

               Commentary: The proposed restriction is substantially similar to the current restriction in effect with respect to investing in commodities or contracts on commodities, except that it deletes the specific restriction on investing in oil, gas or other mineral exploration or development programs. These prohibited investments are, however, covered by the proposed restriction's general prohibition on investing in commodities or contracts on commodities. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

     5. Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines adopted by the Board of Trustees, as they may be amended from time to time.

               Commentary: The proposed restriction is substantially similar to the current restrictions in effect with respect to making loans and lending portfolio securities. Applicable law generally permits the lending of a Fund's portfolio securities in an amount up to 33-1/3% of the Fund's total assets less all liabilities and indebtedness not represented by the lending; provided that such loans are made in accordance with prescribed guidelines adopted by the Board of Trustees. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

     6. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

               Commentary: The proposed restriction clarifies the current restriction in effect with respect to the classification of each Fund, except for the series of CMA Multi-State Series Trust (the "CMA State Funds"), as a diversified investment company. Under the Investment Company Act, a diversified investment company, with respect to 75% of its total assets, may not invest more than 5% of its assets in the securities of any single issuer. The current restriction in effect prohibits a Fund, with respect to 100% of its total assets, from investing more than 5% of its assets in the securities of any single issuer. The proposed restriction would permit each applicable Fund to invest up to 25% of its total assets in the securities of a single issuer. To the extent that a Fund invests a greater proportion of its assets in a single issuer, it will be subject to a greater degree of risk associated with that investment. Notwithstanding this proposed restriction, each Fund, except the CMA State Funds, in accordance with the rules adopted under the Investment Company Act with respect to money market funds, will continue to be managed so as to be diversified, as applicable, with respect to 100% of its assets. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

               This restriction is irrelevant to the CMA State Funds, each of which is non-diversified.

     7. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

               Commentary: The proposed restriction simplifies the current restriction in effect with respect to concentration in a particular industry. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

     8. Issue senior securities to the extent such issuance would violate applicable law.

               Commentary: The proposed restriction is identical to the current restriction in effect.

          Applicable to CBA Money Fund and CMA Money Fund only

     9. Purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after the purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer; except that CMA Money Fund is permitted to exceed the 5% limitation in the case of bank money market instruments or repurchase agreements with any one bank, and both Funds may invest up to 25% of the value of the Fund's total assets without regard to such 5% limitation but shall instead be subject to a 10% limitation.

               Commentary: While the current restriction describes the currently applicable law regarding diversification requirements, the proposed restriction simply provides that the Fund comply with current law regarding diversification. The proposed restriction avoids the need to amend this restriction should the law change.

     If approved by the shareholders of a Fund, the above-listed restrictions will replace the current fundamental investment restrictions for that Fund and, accordingly, will become the only fundamental investment restrictions under which that Fund will operate.

Proposed and Redesignated Non-Fundamental Investment Restrictions.

     The Board of Trustees of each Fund has adopted the following non-fundamental investment restrictions for each Fund, subject to the approval of the fundamental investment restrictions described above. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions of the Funds for which shareholders are being asked to approve redesignation.

     Redesignating a restriction as non-fundamental allows the Board of Trustees the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interests of a Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution of the Board and (ii) amendment of the Fund's Prospectus.

     Under the proposed non-fundamental investment restrictions, each Fund may not:

     Applicable to all Funds

     10.  Make short sales of securities or maintain a short position.

               Commentary: This non-fundamental policy is identical to the corresponding fundamental restriction currently applicable to each Fund. Current applicable law does not require a Fund to state its policy on short sales as a fundamental policy.

     11. Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

               Commentary: This non-fundamental policy is substantially similar to the corresponding fundamental restriction currently applicable to each Fund. Current applicable law does not require a Fund to state its policy on purchasing securities on margin as a fundamental policy.

     12.  Write, purchase or sell puts, calls or combinations thereof.

               Commentary: This non-fundamental policy is substantially similar to the corresponding fundamental restriction currently applicable to each Fund except that it deletes the specific restriction on investing in straddles and spreads. These prohibited investments are combinations of puts and calls and, thus, are prohibited by the proposed restriction. Current applicable law does not require a Fund to state its policy on puts, calls or combinations thereof as a fundamental policy.

     Applicable to CBA Money Fund and CMB Money Fund only

     13. Subject to fundamental investment restriction 5 above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loan.

               Commentary: This non-fundamental policy with respect to securities lending would, in accordance with applicable law, permit the lending of a Fund's portfolio securities in an amount up to 33-1/3% of the Fund's total assets less all liabilities and indebtedness not represented by the lending; provided that such loans are made in accordance with prescribed guidelines adopted by the Board of Trustees, with appropriate disclosure in each Fund's Statement of Additional Information. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

Proposed Deletion of Certain Investment Restrictions.

     The Board of Trustees of each Fund has approved the deletion of certain of the Funds' current investment restrictions (see Exhibits G through L for the full text of these restrictions). These investment restrictions are not required to be fundamental investment restrictions of the Funds and, in most cases, are not applicable to money market funds such as the Funds. As discussed below, the deletion of these investment restrictions is not expected to have a material effect on the portfolio management of the Funds.

     Applicable to all Funds

     14. Purchase any securities other than securities referred to under the prospectus captions "How the Funds Invest" or "Investment Objectives and Policies" herein.

               Commentary: This limitation is not required to be included among Funds' fundamental investment restrictions and, further, is superfluous because it does no more than prohibit a Fund from investing in prohibited investments. The deletion of this fundamental investment restriction is not expected to have a material effect on the portfolio management of the Funds.

     15.  Invest in oil, gas or mineral leases.

               Commentary: This limitation is not required to be included among a Fund's investment restrictions due to the passage of NSMIA. The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Funds.

     16. Invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

               Commentary: This limitation is not required to be included among the Funds' fundamental investment restrictions. The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Funds.

     17. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

               Commentary: Each Fund, except CMA Government Securities Fund and CMA Treasury Fund, currently has a fundamental restriction that prohibits it from acquiring securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. Applicable law currently allows each such Fund to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of that investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. This limitation is not required to be included among the Funds' fundamental investment restrictions (although there are certain statutory limitations regarding such investments). The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Funds but would permit a master/feeder or fund of funds structure.

     18. Invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities.

               Commentary: The limitation is not required to be included among the Funds' fundamental investment restrictions. The deletion of this investment restriction would permit the Fund, under regulations currently applicable to money market funds, to invest up to 10% of its total assets (taken at market value) in illiquid securities. CBA Money Fund's current investment restriction excludes repurchase agreements. The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Funds

                                      ---------------

               Commentary: The following limitations are not required to be included among the Funds' fundamental investment restrictions. The deletion of these investment restrictions are not expected to have a material effect on the portfolio management of the Funds.

     19. Make investments for the purpose of exercising control or management.

     20. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Fund, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

     21. Mortgage, pledge, hypothecate or in any manner transfer (except to lend its portfolio securities in excess of 33-1/3% of its total assets, taken at market value) as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings referred to in investment restriction (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's net assets, taken at market value.

     22. Purchase more than 10% of the outstanding securities of an issuer except that this restriction shall not apply to U.S. Government or Government agency securities, bank money instruments and repurchase agreements.

     23. Enter into repurchase agreements if, as a result, more than 10% of the Fund's total assets (taken at market value at the time of each investment, together with any other investments deemed illiquid) would be subject to repurchase agreements maturing in more than seven days.

     Applicable to CBA Money Fund and CMA Money Fund only

     24. Invest in securities of issuers (other than U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

                            _____________________

     Applicable to CBA Money Fund and CMA Money Fund only

     25. Enter into reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

               Commentary: The limitation is not required to be included among the Funds' fundamental investment restrictions. The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Funds.

     The Board of Trustees of each Fund recommends that the respective shareholders of each Fund vote FOR the proposal to change the investment restrictions of that Fund.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed forms of proxy, this Combined Proxy Statement and the accompanying Notice of Meetings will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

     The following table sets forth the aggregate fees paid to Deloitte & Touche LLP ("D&T"), independent auditors for each Fund, for each Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, FAM and entities controlling, controlled by or under common control with FAM that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. The Committee of each Fund has considered whether the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors with that Fund.


                                                                    Financial
                                                                   Information
                                                  Audit Fees      Systems Design
                                                  Charged to           and
                                                     the         Implementation          All
              Fund                                Fund/Trust           Fees          Other Fees*       Fiscal Year End
              ----                                ----------           ----          -----------       ---------------

CBA Money Fund.................................     $31,500                                            February 28, 2001

CMA Government Securities Fund.................     $31,000                                            March 31, 2001

CMA Tax-Exempt Fund............................     $38,800                                            March 31, 2001

CMA Treasury Fund..............................     $37,000                                            March 31, 2001

CMA Money Fund.................................     $47,500                                            March 31, 2001

CMA Multi-State Municipal Series Trust.........    $276,950                                            March 31, 2001

*        $_________ of these other non-audit services relate to all funds managed by FAM and MLIM.

     For each of CMA Government Securities Fund, CMA Tax-Exempt Fund, CMA Treasury Fund and CMA Money Fund, a quorum consists of a majority of the shares outstanding, present in person or by proxy. For CBA Money Fund and the CMA State Funds, a quorum consists of holders of one-third of the shares outstanding, present in person or by proxy.

     If, by the time scheduled for a Meeting, a quorum of a Fund's shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the applicable Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the applicable Fund's shareholders. No additional notice will be provided to you in the event a Meeting is adjourned unless otherwise required by Massachusetts law.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

     (1)  "FOR" the election of the Board of Trustees nominees;

     (2) "FOR" the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure;

     (3) "FOR" the approval of a charter amendment permitting the Board to divide each Fund's shares into additional classes of shares; and

     (4)  "FOR" certain changes to the investment restrictions of each Fund.

     The shareholders solicited and entitled to vote on Items 1, 2, 3 and 4 are outlined below. With respect to Items 1, 2 and 3, assuming a quorum is present, approval of Items 1, 2 and 3 will require the affirmative vote of shareholders holding the percentage of shares indicated in the chart below.

 -------------------------------------------------------------------------------------------------------------------------
                                                  Item 1.              Item 2.                   Item 3.
 -------------------------------------------------------------------------------------------------------------------------
          Fund                              Election of Board                              Approval of a Charter
                                               of Trustees          Approval of a         Amendment to Permit the
                                                                       Charter            Division of Fund Shares
                                                                    Amendment to          into Additional Classes
                                                                     Permit the
                                                                  Reorganization of
                                                                      the Fund
                                                                       into a
                                                                   Master/Feeder
                                                                      Structure
 -------------------------------------------------------------------------------------------------------------------------
 CBA Money Fund                             Majority of shares   Two-thirds of         Majority of shares outstanding
                                            represented at the   shares outstanding
                                            meeting if a
                                            quorum is present
 -------------------------------------------------------------------------------------------------------------------------
 CMA Government Securities Fund             Majority of shares   Two-thirds of         Majority of shares outstanding
                                            represented at the   shares outstanding
                                            meeting if a
                                            quorum is present
 -------------------------------------------------------------------------------------------------------------------------
 CMA Money Fund                             Majority of shares   Two-thirds of         Majority of shares outstanding
                                            represented at the   shares outstanding
                                            meeting if a
                                            quorum is present
 -------------------------------------------------------------------------------------------------------------------------
 CMA Tax Exempt Fund                        Majority of shares   Two-thirds of         Majority of shares outstanding
                                            represented at the   shares outstanding
                                            meeting if a
                                            quorum is present
 -------------------------------------------------------------------------------------------------------------------------
 CMA Treasury Fund                          Majority of shares   Two-thirds of         Majority of shares outstanding
                                            represented at the   shares outstanding
                                            meeting if a
                                            quorum is present
 -------------------------------------------------------------------------------------------------------------------------
 CMA Multi-State Municipal Series Trust     For each Series:     For each Series:      Majority of shares outstanding
                                            Majority of shares   Two-thirds of
                                            of that Series       shares of that
                                            represented at the   Series outstanding
                                            meeting if a
                                            quorum is present
 -------------------------------------------------------------------------------------------------------------------------

     With respect to Item 4, assuming a quorum is present, approval will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares of the applicable Fund are represented or (ii) more than 50% of the outstanding shares of the applicable Fund.

     In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the applicable Fund. The Funds have retained Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, 1-888-723-8474, to aid in the solicitation of proxies, at an aggregate cost to be allocated among the Funds of approximately $45,000, plus out-of-pocket expenses.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares out-of-pocket 966,000 on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Item 1) and the proposed charter amendments (Items 2 and 3) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to Item 4. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised each Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Items 1, 2 and 3 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against Items 1, 2, 3 and 4.

Address of FAM

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

     Each Fund will furnish, without charge, a copy of its annual report for the Fund's last fiscal year and a copy of its most recent semi-annual report, if any, to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-456-4587 ext. 123.

     The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Funds. Each Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The charter or by-laws provide that a special shareholders' meeting may be called by a majority of the Trustees, the President or on the written request of at least 10% of the outstanding shares entitled to vote at such meeting.

Shareholder Proposals

     A shareholder proposal intended to be presented at any subsequent meetings of shareholders of the Funds must be received by that Fund in a reasonable time before the Board's solicitation relating to such meeting is to be made in order to be considered in that Fund's proxy statement and form of proxy relating to such meeting. Any shareholder who desires to bring a proposal at any subsequent meeting of shareholders of the Funds without including such proposal in a proxy statement relating to the meeting must deliver notice of such proposal to the applicable Fund or Funds in a reasonable time before the Board of Trustees' solicitation relating to such meeting is to be made.

                                 By Order of the Boards of Trustees

                                    Phillip S. Gillespie
                                    Secretary of CBA Money Fund, CMA
                                    Government Securities Fund, CMA Tax-Exempt
                                    Fund, CMA Treasury Fund, CMA Money Fund
                                    and CMA Multi-State Municipal Series Trust

Dated: June  , 2001


                                                                     EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

                                                         Fiscal
                                                          Year           State of
Fund                                                      End          Organization     Meeting Time
----                                                      ---          ------------     ------------
CBA Money Fund....................................     February 28    Massachusetts
CMA Government Securities Fund....................      March 31      Massachusetts
CMA Money Fund....................................      March 31      Massachusetts
CMA Tax-Exempt Fund...............................      March 31      Massachusetts
CMA Treasury Fund.................................      March 31      Massachusetts
CMA Arizona Municipal Money Fund..................      March 31      Massachusetts
CMA California Municipal Money Fund...............      March 31      Massachusetts
CMA Connecticut Municipal Money Fund..............      March 31      Massachusetts
CMA Massachusetts Municipal Money Fund............      March 31      Massachusetts
CMA Michigan Municipal Money Fund.................      March 31      Massachusetts
CMA New Jersey Municipal Money Fund...............      March 31      Massachusetts
CMA New York Municipal Money Fund.................      March 31      Massachusetts
CMA North Carolina Municipal Money Fund...........      March 31      Massachusetts
CMA Ohio Municipal Money Fund.....................      March 31      Massachusetts
CMA Pennsylvania Municipal Money Fund.............      March 31      Massachusetts


                                                                Shares of
                                                           Beneficial Interest
                                                            Outstanding as of
Fund                                                         the Record Date
----                                                         ---------------
CBA Money Fund....................................
CMA Government Securities Fund....................
CMA Money Fund....................................
CMA Tax-Exempt Fund...............................
CMA Treasury Fund.................................
CMA Arizona Municipal Money Fund..................
CMA California Municipal Money Fund...............
CMA Connecticut Municipal Money Fund..............
CMA Massachusetts Municipal Money Fund............
CMA Michigan Municipal Money Fund.................
CMA New Jersey Municipal Money Fund...............
CMA New York Municipal Money Fund.................
CMA North Carolina Municipal Money Fund...........
CMA Ohio Municipal Money Fund.....................
CMA Pennsylvania Municipal Money Fund.............


     As of the Record Date, no person is beneficial owner of more than five percent of the shares of any of the Funds except as set forth in the table below.


                                                                                      Shares of Beneficial Interest
                                                                                       Beneficially Owned as of the
                                                                                               Record Date
                                                                                      ------------------------------
                                                  Name and Address of
Name of Fund                                       Beneficial Owner                   Number        Percent of Total
------------                                       ----------------                   ------        ----------------
CBA Money Fund.........................
CMA Government Securities Fund.........
CMA Money Fund.........................
CMA Tax-Exempt Fund....................
CMA Treasury Fund......................
CMA Arizona Municipal Money Fund.......
CMA California Municipal Money Fund....
CMA Connecticut Municipal Money Fund...
CMA Massachusetts Municipal Money Fund.
CMA Michigan Municipal Money Fund......
CMA New Jersey Municipal Money Fund....
CMA New York Municipal Money Fund......
CMA North Carolina Municipal Money Fund
CMA Ohio Municipal Money Fund..........
CMA Pennsylvania Municipal Money Fund..


Information Pertaining to Trustee Nominees

     As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:

Nominee                               Fund                 No. of Shares Held
-------                               ----                 ------------------
Ronald W. Forbes
Terry K. Glenn
Cynthia A. Montgomery
Charles C. Reilly
Kevin A. Ryan
Roscoe S. Suddarth
Richard R. West
Edward D. Zinbarg


                                              Year in Which each Nominee of each Fund Became a Member of the Board of
                                                                             Trustees
                                             --------------------------------------------------------------------------
Fund                                         Forbes    Glenn    Montgomery   Reilly   Ryan   Suddarth  West   Zinbarg
----                                         ------    -----    ----------   ------   ----   --------  ----   -------
CBA Money Fund.............................   1983     1999        1993       1990    1992     N/A     1983     N/A

CMA Government Securities Fund.............   1981     1999        1993       1990    1992     N/A     1981     N/A

CMA Tax-Exempt Fund........................   1981     1999        1993       1990    1992     N/A     1980     N/A

CMA Treasury Fund..........................   1991     1999        1993       1991    1992     N/A     1991     N/A

CMA Money Fund.............................   1981     1999        1993       1990    1992     N/A     1979     N/A

CMA Multi-State Municipal Series Trust.....   1989     1999        1993       1990    1992     N/A     1991     N/A

   [CMA Arizona Municipal Money Fund.......   1989     1999        1993       1990    1992     N/A     1991     N/A

   CMA California Municipal Money Fund.....   1989     1999        1993       1990    1992     N/A     1991     N/A

   CMA Connecticut Municipal Money Fund....   1989     1999        1993       1990    1992     N/A     1991     N/A

   CMA Massachusetts Municipal Money Fund..   1989     1999        1993       1990    1992     N/A     1991     N/A

   CMA Michigan Municipal Money Fund.......   1989     1999        1993       1990    1992     N/A     1991     N/A

   CMA New Jersey Municipal Money Fund.....   1989     1999        1993       1990    1992     N/A     1991     N/A

   CMA New York Municipal Money Fund.......   1989     1999        1993       1990    1992     N/A     1991     N/A

   CMA North Carolina Municipal Money Fund.   1989     1999        1993       1990    1992     N/A     1991     N/A

   CMA Ohio Municipal Money Fund...........   1989     1999        1993       1990    1992     N/A     1991     N/A

   CMA Pennsylvania Municipal Money Fund...   1989     1999        1993       1990    1992     N/A     1991     N/A


     Set forth in the table below is information regarding Board and committee meetings held, current annual and per meeting fees paid to each non-affiliated Trustee and the aggregate fees and expenses paid by each Fund to non-affiliated Trustees during each Fund's most recently completed fiscal year.


                                                           Board                               Audit Committee
                                             ----------------------------------  -------------------------------------------
                                                                                   Number                 Per      Aggregate
                                             Number of                   Per        of                  Meeting    Fees and
                                              Meetings     Annual      Meeting    Meetings    Annual      Fee       Expenses
Fund                                           Held*       Fee ($)    Fee ($)**     Held      Fee ($)    ($)**         ($)
----                                         ---------     -------    ---------   --------    -------   -------    ---------
CBA Money Fund.............................      8           4,500        400        4       1,400        N/A       39,108
CMA Government Securities Fund.............      7           3,000        400        4       1,400        N/A       31,658
CMA Tax-Exempt Fund........................      8           5,000        500        4       2,000        N/A       46,518
CMA Treasury Fund..........................      7           3,000        400        4       1,400        N/A       31,583
CMA Money Fund.............................      8          10,000      1,000        4       6,000        N/A       20,658
CMA Multi-State Municipal Series Trust.....      8           5,000***     500***     4       2,000***     N/A       46,561

------------
*    Includes meetings held via teleconferencing equipment.
**   The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
*** (CMA Multi-State Municipal Series Trust) compensates each Trustee. Such fees are allocated among each Fund on a pro-rata basis based on the relative asset size of each Fund.


     Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Trustees during each Fund's most recently completed fiscal year.


                                                                    Compensation Paid by Each Fund ($)*
                                          -------------------------------------------------------------------------------------
Fund                                       Forbes      Montgomery     Reilly       Ryan     Suddarth+      West      Zinbarg+
----                                      ----------  -------------  ----------  ---------  -----------  ----------  ----------

CBA Money Fund...........................  8,500         7,500         7,500      7,500        N/A         7,500        N/A

CMA Government Securities Fund...........  7,000         6,000         6,000      6,000        N/A         6,000        N/A

CMA Tax-Exempt Fund...................... 10,000         9,000         9,000      9,000        N/A         9,000        N/A

CMA Treasury Fund........................  7,000         6,000         6,000      6,000        N/A         6,000        N/A

CMA Money Fund........................... 21,000         20,000       20,000      20,000       N/A        20,000        N/A

CMA Multi-State Municipal Series Trust...

    CMA Arizona Municipal Money Fund.....   256.69      231.01         231.01      231.01      N/A         231.01       N/A

    CMA California Municipal Money Fund.. 2,742.28    2,468.73       2,468.73    2,468.73      N/A       2,468.73       N/A

    CMA Connecticut Municipal Money Fund.   757.41      680.75         680.75      680.75      N/A         680.75       N/A

    CMA Massachusetts Municipal Money
    Fund.................................   481.63      433.62         433.62      433.62      N/A         433.62       N/A

    CMA Michigan Municipal Money Fund....   443.42      398.74         398.74      398.74      N/A         398.74       N/A

    CMA New Jersey Municipal Money Fund.. 1,210.14    1,090.57       1,090.57    1,090.57      N/A       1,090.57       N/A

    CMA New York Municipal Money Fund.... 2,558.81    2,302.56       2,302.56    2,302.56      N/A       2,302.56       N/A

    CMA North Carolina Municipal Money
    Fund.................................   343.41      309.20         309.20      309.20      N/A         309.20       N/A

    CMA Ohio Municipal Money Fund........   523.70      470.92         470.92      470.92      N/A         470.92       N/A

    CMA Pennsylvania Municipal Money Fund   682.51      613.90         613.90      613.90      N/A         613.90       N/A

------------
*   No pension or retirement benefits are accrued as part of Fund expenses.
+ Neither Mr. Suddarth nor Mr. Zinbarg served as a Trustee of any Fund during such Fund's most recently completed fiscal year.


     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM ("FAM/MLIM Advised Funds"), including the Funds, to the non-affiliated Trustees for the year ended December 31, 2000.


                                                 Aggregate Compensation
                                                   Paid to Trustee by
Name of Trustee                               FAM/MLIM Advised Funds($)(1)
---------------                          --------------------------------------

Ronald W. Forbes....................                     295,008
Cynthia A. Montgomery...............                     264,008
Charles C. Reilly...................                     352,050
Kevin A. Ryan.......................                     264,008
Roscoe S. Suddarth..................                     193,977
Richard R. West.....................                     373,000
Edward D. Zinbarg...................                     242,435

----------------
(1)   The Directors serve on the boards of FAM/MLIM-advised funds as follows:
      Mr. Forbes (52 registered investment companies consisting of 58 portfolios); Ms. Montgomery (52 registered investment companies consisting of 58 portfolios); Mr. Reilly (52 registered investment companies consisting of 58 portfolios); Mr. Ryan (52 registered investment companies consisting of 58 portfolios); Mr. Suddarth (46 registered investment companies consisting of 43 portfolios); Mr. West (67 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (46 registered investment companies consisting of 43 portfolios).


Information Pertaining to Officers

Name                                      Age   Principal Occupation During Past Five Years
----                                      ---   -------------------------------------------

Terry K. Glenn......................      60    Executive Vice President of MLIM and FAM since 1983; President and
                                                Director of FAM Distributors, Inc. ("FAMD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton
                                                Services since 1993; President of Princeton Administrators, L.P. since
                                                1988, Director of Financial Data Services, Inc. since 1985.

Donald C. Burke.....................      40    First Vice President of MLIM and FAM since 1997 and Treasurer there since 1999; Senior Vice President and Treasurer of Princeton Services
                                                since 1999; Vice President of MLIM from 1990 to 1997; Director of
                                                Taxation of MLIM since 1990.

Robert P. Browne....................      34    Managing Director and Co-Head of MLIM Americas Taxable Fixed Income
                                                since 2000; Managing Director of Merrill Lynch Mercury Asset Management
                                                from 1998 to 1999; Senior Fixed Income Portfolio Manager of Merrill
                                                Lynch Capital Management Group from 1997 to 1999; Portfolio Manager with
                                                J.P. Morgan Investment Management from 1987 to 1997.

Vincent R. Giordano.................      54    Managing Director of MLIM since 2000; Senior Vice President of FAM and
                                                MLIM from 1984 to 2000; Senior Vice President of Princeton Services
                                                since 1993.

Kevin J. McKenna....................      43    Managing Director of MLIM since 1995.

Edward J. Andrews...................      40    Vice President of MLIM since 1991.

Jacquelin R. Ayoub..................      42    Vice President and Portfolio Manager of MLIM since 1985.

Phillip S. Gillespie................      37    First Vice President since 2001; Director (Legal Advisory) of MLIM from 2000 to 2001; attorney associated with MLIM and FAM from 1998 to 2000; Assistant
                                                General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998;
                                                Senior Counsel and Attorney in the Division of Investment Management and the
                                                Office of General Counsel at the U.S. Securities and Exchange Commission from
                                                1993 to 1997.

Peter J. Hayes......................      40    Managing Director of MLIM since 1997; Vice President of MLIM from
                                                1988 to 1997.

Kenneth A. Jacob....................      48    Managing Director of MLIM since 1997; Vice President of MLIM from
                                                1984 to 1997; Vice President of FAM since 1984.

Steven Lewis........................      37    Vice President of MLIM since 1998; Assistant Vice President of MLIM from
                                                1995 to 1998.

Richard Mejzak......................      32    Vice President of MLIM since 1995.

Darren SanFillippo..................      35    Vice President of MLIM since 1998; Assistant Vice President of MLIM from
                                                1994 to 1998.

Kevin A. Schiatta...................      45    Vice President of MLIM since 1985.


     Set forth in the table below is the year in which each officer took office with each of the Funds.

--------------------------------------------------------------------------------------------------------------------
                                                         CMA                                               CMA
                                                     Government                   CMA                  Multi-State
                                         CBA Money   Securities   CMA Money   Tax-Exempt      CMA       Municipal
           Name               Office        Fund        Fund         Fund         Fund      Treasury   Series Trust
           ----               ------        ----        ----         ----         ----      --------   ------------
--------------------------------------------------------------------------------------------------------------------

Terry K. Glenn............  President*      1983        1986         1986         1986        1991         1988
--------------------------------------------------------------------------------------------------------------------

Donald C. Burke...........     Vice         1993        1993         1993         1993        1993         1993
                            President       1999        1999         1999         1999        1999         1999
                            Treasurer
--------------------------------------------------------------------------------------------------------------------

Robert P. Browne.......... Senior Vice      2000        2000         2000         ____        2000        _____
                            President
--------------------------------------------------------------------------------------------------------------------

Vincent R. Giordano....... Senior Vice      ____        ____         ____         1980        ____         1988
                            President
--------------------------------------------------------------------------------------------------------------------

Kevin J. McKenna.......... Senior Vice      1997        1997         1997         ____        1997         ____
                            President
--------------------------------------------------------------------------------------------------------------------

Edward J. Andrews.........     Vice         ____        ____         ____         ____        ____         1992
                            President
--------------------------------------------------------------------------------------------------------------------

Jacquelin R. Ayoub........     Vice         ____        ____         ____         ____        1999         ____
                            President
--------------------------------------------------------------------------------------------------------------------

Phillip S. Gillespie......  Secretary       2000        2000         2000         2000        2000         2000
--------------------------------------------------------------------------------------------------------------------

Peter J. Hayes............     Vice         ____        ____         ____         1991        ____         1990
                            President
--------------------------------------------------------------------------------------------------------------------

Kenneth A. Jacob..........     Vice         ____        ____         ____         1985        ____         1988
                            President
--------------------------------------------------------------------------------------------------------------------

Steven Lewis..............     Vice         ____        ____         ____         ____        ____         1995
                            President
--------------------------------------------------------------------------------------------------------------------

Richard Mejzak............     Vice         2000        2000         ____         ____        ____         ____
                            President
--------------------------------------------------------------------------------------------------------------------

Darrin Sanfillipo...........   Vice         ____        ____         ____         ____        ____         1995
                            President
--------------------------------------------------------------------------------------------------------------------

Kevin A. Schiatta.........     Vice         ____        ____         ____         ____        ____         1992
                            President
--------------------------------------------------------------------------------------------------------------------

--------------------
* Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.


                                                                      EXHIBIT B

                      Form of Proposed Charter Amendment
          for all Funds except CMA Multi-State Municipal Series Trust
                                [NAME OF FUND]

                          Certification of Amendment
                            To Declaration of Trust


     The undersigned, constituting at least a majority of the Trustees of [NAME OF FUND] (the "Trust"), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the ___ day of ____________, ____, as amended (the "Declaration"), do hereby certify that the Trustees of the Trust have duly adopted the following amendment to the Declaration, as approved by the holders of at least a majority of the shares represented at the meeting of shareholders:

VOTED: That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

        3.2.     Investments.   The Trustees shall have power, subject to the
     Fundamental Policies, to:

                 (a) conduct, operate and carry on the business of an investment company;


                 (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and Statement of Additional Information and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

                 (c) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

                 (d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.



     IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of _____, _____.


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


     The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[NAME OF FUND]" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.


                                                                      EXHIBIT C

                    Form of Proposed Charter Amendment for
                  CMA Multi-State Municipal Series Trust only

                    CMA MULTI-STATE MUNICIPAL SERIES TRUST

                          Certification of Amendment
                            To Declaration of Trust

     The undersigned, constituting at least a majority of the Trustees of CMA Multi-State Municipal Series Trust (the "Trust"), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the 6th day of February, 1987, as amended (the "Declaration"), do hereby certify that the Trustees of the Trust have duly adopted the following amendment to the Declaration, as approved by the holders of at least a majority of the shares represented at the meeting of shareholders:

VOTED: That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

         3.2. Investments. The Trustees shall have power, subject to the Fundamental Policies, to:

               (a) conduct, operate and carry on the business of an investment company;


               (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, futures contracts and options on futures contracts and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and Statement of Additional Information and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which any Series of the Trust may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

               (c) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

               (d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.



     IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of _____, 2001.


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


         The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "CMA Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.


                                                                      EXHIBIT D


                     Form of Proposed Charter Amendment for
                               CBA Money Fund only

                                 CBA MONEY FUND

                           CERTIFICATION OF AMENDMENT
                             TO DECLARATION OF TRUST

     The undersigned, constituting at least a majority of the Trustees of CBA Money Fund (the "Trust"), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the 28th day of March, 1983, as amended (the "Declaration"), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least a majority of the outstanding shares of the Trust, to the Declaration:

VOTED: That the definition of the capitalized term "Shares" under Section 1.2 of Article I of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


         "Shares" shall mean the transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.


VOTED: That Section 6.1 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, with par value $.10 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The
            Trustees, in their discretion, without a vote of shareholders, may divide the shares of beneficial interest of the Trust into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of beneficial interest. The division of the shares into classes and the terms and conditions pursuant to which the shares of the classes will be issued must be made in compliance with the 1940 Act. All shares issued hereunder, including, without limitation, shares issued in connection with a dividend in shares or a split of shares, shall be fully paid and nonassessable.


VOTED: That Section 6.2 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisals, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with Section 6.1).


VOTED: That Section 6.4 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.4. Issuance of Shares. The Trustees, in their discretion, may from time to time without a vote of the Shareholders issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount not less than par value and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the maintenance of a constant net asset value per share as set forth in Section 9.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Reductions in the number of outstanding shares may be made pursuant to the constant net asset value per share formula set forth in
            Section 9.3. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.


VOTED: That Section 6.9 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.9. Class Designations. The establishment and designation of any class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any class and the establishment and designation thereof.


VOTED: That Section 9.2 of Article IX of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     9.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of each class such proportion of the net profits, surplus (including paid-in surplus) capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.


                 Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

VOTED: That Section 10.1 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     10.1. Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.3; (ii) with respect to any advisory or management contract as provided in Section 4.1;
            (iii) with respect to the amendment of this Declaration as provided in Section 11.3; and (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust; and (v) with respect to additional matters relating to the Trust as the Trustees may determine. All shares of all classes and series shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the laws of the Commonwealth of Massachusetts governing business corporations, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above.


VOTED: That Section 10.2 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     10.2. Meetings of Shareholders. Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders holding in the aggregate not less than 10% of the outstanding Shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate. The holders of one-third of the outstanding Shares of each class present in person or by proxy shall constitute a quorum for the transaction of any business with respect to such class, except that where any provision of law, this Declaration or the By-laws of the Trust permits or requires that shareholders of the Trust shall vote as a class, then [one third] [a majority] of the aggregate number of Shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class, and except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, the affirmative vote of a majority of the Shares represented at the meeting constitutes the action of the Shareholders, unless the 1940 Act or other applicable law, this Declaration or the By-Laws of the Trust requires a greater number of affirmative votes.


VOTED: That Section 11.3 of Article XI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

     11.3.  Amendment Procedure.

              (a) This Declaration may be amended by the affirmative vote of the holders of not less than a majority of the Shares at any meeting of Shareholders or by an instrument. in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

              (b) No amendment may be made, under Section 11.3 (a) above, which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

              (c) A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.


              (d) The Trustees, in their discretion without a vote of the Shareholders, may divide the shares of beneficial interest into classes.



     Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.


     IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of ______________, 2001.


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


     The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Fund]" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.


                                                                      EXHIBIT E


                     Form of Proposed Charter Amendment for
                 CMA Government Securities Fund, CMA Money Fund,
                 CMA Tax-Exempt Fund and CMA Treasury Fund only


                                 [NAME OF FUND]

                           CERTIFICATION OF AMENDMENT
                             TO DECLARATION OF TRUST

     The undersigned, constituting at least a majority of the Trustees of [Name of Fund] (the "Trust"), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the ___ day of ____________, ____, as amended (the "Declaration"), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least a majority of the outstanding shares of the Trust, to the Declaration:

VOTED: That the definition of the capitalized term "Shares" under Section 1.2 of Article I of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


         "Shares" shall mean the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.


VOTED: That Section 6.1 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, all of one class, with par value $.10 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees, in their discretion, without a vote of shareholders, may divide the shares of beneficial interest of the Trust into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of beneficial interest. The division of the shares into classes and the terms and conditions pursuant to which the shares of the classes will be issued must be made in compliance with the 1940 Act. All shares issued hereunder, including, without limitation, shares issued in connection with a dividend in shares or a split of shares, shall be fully paid and nonassessable.


VOTED: That Section 6.2 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.2. Rights of Shareholders. The ownership of the Trust property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisals, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with Section 6.1).


VOTED: That Section 6.4 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.4. Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount not less than par value and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the maintenance of a constant net asset value per share as set forth in Section 9.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any class into a greater or lesser number without thereby changing the proportionate beneficial interests of the Trust. Reductions in the number of outstanding shares may be made pursuant to the constant net asset value per share formula set forth in
            Section 9.3. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.


VOTED: That Section 6.9 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.9. Class Designations. The establishment and designation of any class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any class and the establishment and designation thereof.


VOTED: That Section 9.2 of Article IX of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     9.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of each class such proportion of the net profits, surplus (including paid-in surplus) capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.


                 Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

VOTED: That Section 10.1 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     10.1. Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.3; (ii) with respect to any advisory or management contract as provided in Section 4.1;
            (iii) with respect to the amendment of this Declaration as provided in Section 11.3; and (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust, and (v) with respect to such additional matters relating to the Trust as may be properly submitted for Shareholder approval; and (v) with respect to additional matters relating to the Trust as the Trustees may determine. All shares of all classes and series shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the laws of the Commonwealth of Massachusetts governing business corporations, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above.


VOTED: That Section 10.2 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     10.2. Meetings of Shareholders. Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders holding in the aggregate not less than 10% of the outstanding Shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate. The holders of a majority of outstanding Shares of each class present in person or by proxy shall constitute a quorum for the transaction of any business with respect to such class, except that where any provision of law, this Declaration or the By-laws of the Trust permits or requires that shareholders of the Trust shall vote as a class, then [one third] [a majority] of the aggregate number of Shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class, and except as may otherwise be required by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, the affirmative vote of a majority of the Shares represented at the meeting constitutes the action of the Shareholders, unless the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law, this Declaration or the By-Laws of the Trust requires a greater number of affirmative votes.


VOTED: That Section 11.3 of Article XI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

     11.3.  Amendment Procedure.

               (a) This Declaration may be amended by the affirmative vote of the holders of not less than a majority of the Shares at any meeting of Shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make other changes to this Declaration which do not materially adversely affect the rights of Shareholders.

               (b) No amendment may be made, under Section 11.3 (a) above, which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

               (c) A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.


               (d) The Trustees, in their discretion without a vote of the Shareholders, may divide the shares of beneficial interest into classes.



     Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.


     IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of _____, 2001.


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


     The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Fund]" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.


                                                                      EXHIBIT F


                     Form of Proposed Charter Amendment for
                   CMA Multi-State Municipal Series Trust only

                     CMA MULTI-STATE MUNICIPAL SERIES TRUST

                           CERTIFICATION OF AMENDMENT
                             TO DECLARATION OF TRUST

     The undersigned, constituting at least a majority of the Trustees of CMA Multi-State Municipal Series Trust (the "Trust"), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the 6th day of February, 1987, as amended (the "Declaration"), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least a majority of the outstanding shares of the Trust, to the Declaration:

VOTED: That the definition of the capitalized term "Shares" under Section 1.2 of Article I of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


         "Shares" shall mean the transferable units of interest into which the beneficial interest in any Series of the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. All references to Shares shall be deemed to be Shares of any or all Series as the context may require.


VOTED: That Section 6.1 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, with par value $.10 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The
            Trustees, in their discretion, without a vote of shareholders, may divide the shares of beneficial interest of the Trust into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of beneficial interest. The division of the shares into classes and the terms and conditions pursuant to which the shares of the classes will be issued must be made in compliance with the 1940 Act. All shares issued hereunder, including, without limitation, shares issued in connection with a dividend in shares or a split of shares, shall be fully paid and nonassessable.


VOTED: That Section 6.3 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.3. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares with respect to a particular Series, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisals, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with Section 6.1).


VOTED: That Section 6.5 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.5. Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares with respect to any Series that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount not less than par value and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the maintenance of a constant net asset value per share as set forth in Section 9.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any class of any Series into a greater or lesser number without thereby changing the proportionate beneficial interests in such Series of the Trust. Reductions in the number of outstanding Shares may be made pursuant to the constant net asset value per share formula set forth in
            Section 9.3. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.


VOTED: That Section 6.10 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     6.10. Class Designations. The establishment and designation of any class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any class and the establishment and designation thereof.


VOTED: That Section 9.2 of Article IX of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     9.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of each class of any Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets with respect to such Series held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders of any Series additional Shares of such Series in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders of any Series such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate for such Series.


                 Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

VOTED: That Section 10.1 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     10.1. Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.2; (ii) with respect to any advisory or management contract of a Series as provided in
            Section 4.1; (iii) with respect to the amendment of this Declaration as provided in Section 11.3; and (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust; and (v) with respect to additional matters relating to the Trust as the Trustees may determine. All shares of all classes and Series shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or Series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the laws of the Commonwealth of Massachusetts governing business corporations, such requirement as to a separate vote by that class or Series shall apply in lieu of a general vote of all classes and Series as described above.


VOTED: That Section 10.2 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:


     10.2. Meetings of Shareholders. Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders of any Series holding in the aggregate not less than 10% of the outstanding Shares of such Series having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate. The holders of one-third of outstanding Shares of each class of each Series present in person or by proxy shall constitute a quorum for the transaction of any business with respect to such class, except that where any provision of law, this Declaration or the By-laws of the Trust permits or requires that shareholders of the Trust shall vote as a class, then one-third of the aggregate number of Shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class, and except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting of a particular Series, the affirmative vote of a majority of the Shares of such Series represented at the meeting constitutes the action of the Shareholders, unless the 1940 Act, other applicable law, this Declaration or the By-Laws of the Trust requires a greater number of affirmative votes.


VOTED: That Section 11.3 of Article XI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

     11.3.  Amendment Procedure.

               (a) This Declaration may be amended by the affirmative vote of the holders of not less than a majority of the Shares at any meeting of Shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. The Shareholders of each Series shall have the right to vote separately on amendments to this Declaration to the extent provided by Section 10.1. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

               (b) No amendment may be made, under Section 11.3 (a) above, which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of each Series. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

               (c) A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.


               (d) The Trustees, in their discretion without a vote of the Shareholders of each Series, may divide the shares of beneficial interest of each Series into classes.



     Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.


     IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of ______________, 2001.


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


______________________________              ______________________________
[Name]                                      [Name]


     The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Fund]" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.


                                                                                                               EXHIBIT G

                                                   CBA Money Fund

------------------------------------------------------------------------------------------------------------------------
Current Fundamental Investment
Restrictions                                                Proposed Investment Restrictions
The Fund May Not:                                           The Fund May Not:
------------------------------------------------------------------------------------------------------------------------
(1) purchase any securities other than (i) money            Delete
market securities and (ii) other securities described
under "Investment Objectives and Policies";
------------------------------------------------------------------------------------------------------------------------
(2) invest more than 25% of its total assets (taken         Fundamental Investment Restriction:
at market value at the time of each investment) in          Invest more than 25% of its total assets, taken at
the securities of issuers in any particular industry        market value, in the securities of issuers in any
(other than U.S. Government securities, U.S. Government     particular industry (excluding securities issued by
agency securities or domestic bank money instruments);      the U.S. Government and its agencies and
                                                            instrumentalities, and instruments issued by domestic
                                                            banks).
------------------------------------------------------------------------------------------------------------------------
(3) purchase the securities of any one issuer, other        Fundamental Investment Restriction:
than the U.S. Government, its agencies or                   Make any investment inconsistent with the Fund's
instrumentalities, if immediately after the purchase,       classification as a diversified company under the
more than 5% of the value of its total assets (taken at     Investment Company Act.
market value) would be invested in that issuer, except
that, with respect to 25% of the value of the Fund's
total assets, the Fund may invest up to 10% of its
total assets in bank money instruments or repurchase
agreements with any one bank;
------------------------------------------------------------------------------------------------------------------------
(4) purchase more than 10% of the outstanding               Delete
securities of an issuer except that this restriction
shall not apply to U.S. Government or Government
agency securities, bank money instruments and
repurchase agreements;
------------------------------------------------------------------------------------------------------------------------
(5) enter into repurchase agreements if, as a result,       Delete
more than 10% of its total assets (taken at market
value at the time of each investment) would be subject
to repurchase agreements maturing in more than seven
days;
------------------------------------------------------------------------------------------------------------------------
(6) make investments for the purpose of exercising          Delete
control or management;
------------------------------------------------------------------------------------------------------------------------
(7) underwrite securities issued by other persons;          Fundamental Investment Restriction:
                                                            Underwrite securities of other issuers except insofar
                                                            as the Trust may be deemed an underwriter under the
                                                            Securities Act of 1933 in selling portfolio securities.
------------------------------------------------------------------------------------------------------------------------
(8) purchase securities of other investment companies,      Delete
except in connection with a merger, consolidation,
acquisition or reorganization;
------------------------------------------------------------------------------------------------------------------------
(9) purchase or sell real estate (other than money          Fundamental Investment Restriction:
market securities secured by real estate or interests       Purchase or sell real estate, except that, to the
therein or money market securities issued by companies      extent permitted by applicable law, the Fund may
which invest in real estate or interests therein),          invest in securities directly or indirectly secured
commodities or commodity contracts, interests in oil,       by real estate or interests therein or issued by
gas or other mineral exploration or development programs;   companies which invest in real estate or interests
                                                            therein.

                                                            Fundamental Investment Restriction:
                                                            Purchase or sell commodities or contracts on
                                                            commodities, except to the extent that the Fund may
                                                            do so in accordance with applicable law and the
                                                            Trust's Prospectus and Statement of Additional
                                                            Information, as they may be amended from time to time,
                                                            and without registering as a commodity pool operator
                                                            under the Commodity Exchange Act.
------------------------------------------------------------------------------------------------------------------------
(10) purchase any securities on margin, except for the      Non-Fundamental Investment Restriction:
use of short term credit necessary for clearance of         Purchase any securities on margin, except for the use
purchases and sales of portfolio securities;                of short-term credit as may be necessary for the
                                                            clearance of purchases and sales of portfolio
                                                            securities.
------------------------------------------------------------------------------------------------------------------------
(11)   make short sales of securities or maintain a short   Non-Fundamental Investment Restriction:
position or write, purchase or sell puts, calls,            Make short sales of securities or maintain a short
straddles, spreads or combinations thereof;                 position.
                                                            Non-Fundamental Investment Restriction:
                                                            Write, purchase or sell puts, calls or combinations
                                                            thereof.
------------------------------------------------------------------------------------------------------------------------
(12) make loans to other persons, provided that the         Fundamental Investment Restriction:
Fund may purchase money market securities or enter          Make loans to other persons, except that the
into repurchase agreements or purchase and sale             acquisition of bonds, debentures or other debt
contracts and lend securities owned or held by it           securities and investment in government obligations,
pursuant to (13) below;                                     commercial paper, pass-through instruments, certificates
                                                            of deposit, bankers' acceptances, repurchase agreements
                                                            or any similar instruments shall not be deemed to be the
                                                            making of a loan, and except further that the Fund may
                                                            lend its portfolio securities, provided that the lending
                                                            of portfolio securities may be made only in accordance
                                                            with applicable law and the guidelines set forth in the
                                                            Fund's Prospectus and Statement of Additional Information,
                                                            as they may be amended from time to time.

                                                            Non-Fundamental Investment Restriction:
                                                            Subject to investment restriction ( ), the Fund may
                                                            from time to time lend securities from its portfolio
                                                            to brokers, dealers and financial institutions and
                                                            receive collateral in cash or securities issued or
                                                            guaranteed by the U.S. Government which will be
                                                            maintained at all times in an amount equal to at least
                                                            100% of the current market value of the loaned securities.
                                                            Such cash collateral will be invested in short-term
                                                            securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The
                                                            Fund will have the right to regain record ownership of
                                                            loaned securities to exercise beneficial rights. The Fund
                                                            may pay reasonable fees in connection with the arranging of such loans.
------------------------------------------------------------------------------------------------------------------------
(13) lend its portfolio securities in excess of 33 1/3%     Non-Fundamental Investment Restriction:
of its total assets, taken at market value, provided that   Subject to investment restriction (12) above, the Fund
such loans are made according to the guidelines set forth   may from time to time lend securities from its portfolio
below;                                                      to brokers, dealers and financial institutions and
                                                            receive collateral in cash or securities issued or
                                                            guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the
                                                            current market value of the loaned securities. Such cash
                                                            collateral will be invested in short-term securities, the
                                                            income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to
                                                            exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.
------------------------------------------------------------------------------------------------------------------------
(14) borrow amounts in excess of 20% of its total           Fundamental Investment Restriction:
assets, taken at market value (including the amount         Borrow money, except that (i) the Fund may borrow from
borrowed), and then only from banks as a temporary          banks (as defined in the Investment Company Act) in amounts
measure for extraordinary or emergency purposes (the        up to 33 1/3% of its total assets (including the amount
borrowing provisions shall not apply to reverse             borrowed), (ii) the Fund may borrow up to an additional 5%
repurchase agreements). (Usually only "leveraged"           of its total assets for temporary purposes, (iii) the Fund
investment companies may borrow in excess of 5% of their    may obtain such short-term credit as may be necessary for
assets; however, the Fund will not borrow to increase       the clearance of purchases and sales of portfolio
income but only to meet redemption requests which might     securities, and (iv) the Fund may purchase securities on
otherwise require untimely dispositions of portfolio        margin to the extent permitted by applicable law. These
securities. The Fund will not purchase securities while     restrictions on borrowing shall not apply to reverse
borrowings are outstanding. Interest paid on such           repurchase agreements as described in the Prospectus
borrowings will reduce net                                  and Statement of Additional Information.  The Fund may
income.);                                                   not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional
                                                            Information, as they may be amended from time to time, in
                                                            connection with hedging transactions, short sales,
                                                            when-issued, reverse repurchase and forward commitment
                                                            transactions and similar investment strategies.
------------------------------------------------------------------------------------------------------------------------
(15) mortgage, pledge, hypothecate or in any manner         Delete
transfer (except as provided in (13) above) as security
for indebtedness any securities owned or held by the
Fund except as may be necessary in connection with
borrowings referred to in investment restriction (14)
above, and then such mortgaging, pledging or hypothecating
may not exceed 10% of the Fund's net assets, taken at
market value;
------------------------------------------------------------------------------------------------------------------------
(16) invest in securities with legal or contractual         Delete
restrictions on resale (except for repurchase agreements)
or for which no readily available market exists if,
regarding all such securities, more than 10% of its net
assets (taken at market value) would be invested in such
securities;
------------------------------------------------------------------------------------------------------------------------
(17) invest in securities of issuers (other than U.S.       Delete
Government agency securities) having a record, together
with predecessors, of less than three years of continuous
operation if, regarding all such securities, more than 5%
of its total assets (taken at market value) would be
invested in such
securities;
------------------------------------------------------------------------------------------------------------------------
(18) invest in securities or investments referred to in     Delete
investment restriction (16) above and investment
restriction (5) on the previous page if, regarding all
such securities and investments, more than 10% of the
Fund's total assets (taken at market value) would be
invested in such securities or
investments;
------------------------------------------------------------------------------------------------------------------------
(19) enter into reverse repurchase agreements if, as a      Delete
result thereof, the Fund's obligations with respect to
reverse repurchase agreements would exceed one-third of
its net assets (defined to be total assets, taken at
market value, less liabilities other than reverse
repurchase agreements);
------------------------------------------------------------------------------------------------------------------------
(20) purchase or retain the securities of any issuer,       Delete
if those individual officers and Trustees of the Fund,
Merrill Lynch Investment Managers, L.P. ("MLIM") or any
subsidiary thereof each owning beneficially more than
1/2 of 1% of the securities of such issuer own in the
aggregate more than 5% of the securities of the issuer;
and
------------------------------------------------------------------------------------------------------------------------
(21) issue senior securities to the extent such             Fundamental Investment Restriction:
issuance would violate applicable law                       Issue senior securities to the extent such issuance
                                                            would violate applicable law.
------------------------------------------------------------------------------------------------------------------------

                                                                                                               EXHIBIT H

                                          CMA Government Securities Fund

------------------------------------------------------------------------------------------------------------------------
Current Fundamental Investment Restrictions                 Proposed Investment Restrictions
The Fund May Not:                                           The Fund May Not:
------------------------------------------------------------------------------------------------------------------------
(1) purchase any securities other than short term           Delete
marketable securities which are direct obligations of
the U.S. Government and repurchase agreements pertaining
to such securities;
------------------------------------------------------------------------------------------------------------------------
(2) enter into repurchase agreements with any one bank      Delete
or primary dealer or an affiliate thereof, if immediately
thereafter, more than 5% of the value of its total assets
(taken at market value) would be invested in repurchase
agreements with such bank or primary dealer or an
affiliate thereof;
------------------------------------------------------------------------------------------------------------------------
(3) enter into repurchase agreements if, as a result        Delete
thereof, more than 10% of the Government Fund's total
assets (taken at market value at the time of each
investment) would be subject to repurchase agreements
maturing in more than seven days;
------------------------------------------------------------------------------------------------------------------------
(4) act as an underwriter of securities issued by other     Fundamental Investment Restriction:
persons;                                                    Underwrite securities of other issuers except insofar as
                                                            the Fund may be deemed an underwriter under the Securities
                                                            Act of 1933 in selling portfolio securities.
------------------------------------------------------------------------------------------------------------------------
(5) purchase any securities on margin, except for use       Non-Fundamental Investment Restriction:
of short term credit necessary for clearance of purchases   Purchase any securities on margin, except for the use
and sales of portfolio securities;                          of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
------------------------------------------------------------------------------------------------------------------------
(6) make short sales of securities or maintain a short      Non-Fundamental Investment Restriction:
position or write, purchase or sell puts, calls,            Make short sales of securities or maintain a short
straddles, spreads or combinations thereof;                 position.

                                                            Non-Fundamental Investment Restriction:  Write, purchase
                                                            or sell puts, calls or combinations thereof.
------------------------------------------------------------------------------------------------------------------------
(7) make loans to other persons, provided that the          Fundamental Investment Restriction:
Government Fund may purchase short term marketable          Make loans to other persons, except that the acquisition
securities which are direct obligations of the U.S.         of bonds, debentures or other debt securities and
Government or enter into repurchase agreements              investment in government obligations, commercial paper,
pertaining thereto;                                         pass-through instruments, certificates of deposit, bankers'
                                                            acceptances, repurchase agreements or any similar
                                                            instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio
                                                            securities, provided that the lending of portfolio
                                                            securities may be made only in accordance with applicable
                                                            law and the guidelines set forth in the Fund's Prospectus
                                                            and Statement of Additional Information, as they may be
                                                            amended from time to time.

                                                            Non-Fundamental Investment Restriction: Subject to
                                                            investment restriction ( ), the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or
                                                            securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at
                                                            least 100% of the current market value of the loaned
                                                            securities. Such cash collateral will be invested in
                                                            short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record
                                                            ownership of loaned securities to exercise beneficial
                                                            rights. The Fund may pay reasonable fees in connection with the arranging of such loans.
------------------------------------------------------------------------------------------------------------------------
(8)   borrow amounts in excess of 20% of its total          Fundamental Investment Restriction:
assets, taken at market value (including the amount         Borrow money, except that (i) the Fund may borrow from
borrowed), and then only from banks as a temporary          banks (as defined in the Investment Company Act) in amounts
measure for extraordinary or emergency purposes. (Usually   up to 33 1/3% of its total assets (including the amount
only "leveraged" investment companies may borrow in         borrowed), (ii) the Fund may borrow up to an additional 5% of
excess of 5% of their assets; however, the Government       its total assets for temporary purposes, (iii) the Fund may
Fund will not borrow to increase income but only to meet    obtain such short-term credit as may be necessary for the
redemption requests which might otherwise require           clearance of purchases and sales of portfolio securities,
untimely dispositions of portfolio securities. The          and (iv) the Fund may purchase securities on margin to the
Government Fund will not purchase securities while          extent permitted by applicable law.  These restrictions on
borrowings are outstanding. Interest paid on such           borrowing shall not apply to reverse repurchase agreements
borrowings will reduce net income);                         as described in the Prospectus and Statement of Additional
                                                            Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the
                                                            Fund's investment policies as set forth in its Prospectus
                                                            and Statement of Additional Information, as they may be
                                                            amended from time to time, in connection with hedging
                                                            transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.
------------------------------------------------------------------------------------------------------------------------
(9)   mortgage, pledge, hypothecate or in any manner        Delete
transfer as security for indebtedness any securities
owned or held by the Government Fund except as may be
necessary in connection with borrowings mentioned in
(8) above, and then such mortgaging, pledging or
hypothecating may not exceed 10% of the Government
Fund's net assets, taken at market value;
------------------------------------------------------------------------------------------------------------------------
(10) invest more than 25% of its total assets (taken        Invest more than 25% of its total assets, taken at market
at market value at the time of each investment) in          value, in the securities of issuers in any particular
the securities of issuers in any particular industry        industry (excluding securities issued by the U.S.
(other than U.S. Government securities, U.S. Government     Government and its agencies and instrumentalities, and
agency securities or domestic bank money market             instruments issued by domestic banks.
instruments);
------------------------------------------------------------------------------------------------------------------------
(11) issue senior securities to the extent such             Fundamental Investment Restriction:
issuance would violate applicable law;                      Underwrite securities of other issuers except insofar
                                                            as the Fund may be deemed an underwriter under the
                                                            Securities Act of 1933 in selling portfolio securities.
------------------------------------------------------------------------------------------------------------------------
(12) purchase or sell real estate (other than money         Fundamental Investment Restriction:
market securities secured by real estate or interests       Purchase or sell real estate, except that, to the extent
therein or money market securities issued by companies      applicable law, the Fund may invest in securities directly
which invest in real estate, or interests therein); and     or indirectly secured by real estate or interests therein
                                                            or issued by companies which invest in real estate or
                                                            interests therein.
------------------------------------------------------------------------------------------------------------------------
(13) purchase or sell commodities or contracts on           Fundamental Investment Restriction:
commodities, except to the extent that the Fund may do      Purchase or sell commodities, or contracts on commodities,
so in accordance with applicable law and the Fund's         except to the extent that the Fund may do so in accordance
Prospectus and Statement of Additional Information, as      with applicable law and the Fund's Prospectus and Statement
they may be amended from time to time, and without          of Additional Information, as they may be amended from time
registering as a commodity pool operator under the          to time, and without registering as a commodity pool
Commodity Exchange Act.                                     operator under the Commodity Exchange Act.
------------------------------------------------------------------------------------------------------------------------


                                                                                                               EXHIBIT I

                                                      CMA Money Fund

------------------------------------------------------------------------------------------------------------------------
Current Fundamental Investment                              Proposed Investment Restrictions
Restrictions                                                The Fund May Not:
The Fund May Not:
------------------------------------------------------------------------------------------------------------------------
(1) purchase any securities other than types of money       Delete
market securities and investments described under
"Investment Objectives and Policies";
------------------------------------------------------------------------------------------------------------------------
(2) invest more than 25% of its total assets (taken         Fundamental Investment Restriction:
at market value at the time of each investment) in the      Invest more than 25% of its total assets, taken at market
securities of issuers in any particular industry            value, in the securities of issuers in any particular
(other than U.S. Government securities, U.S. Government     industry (excluding securities issued by the U.S.
agency securities or domestic bank money market             Government and its agencies and instrumentalities, and
instruments);                                               instruments issued by domestic banks).
------------------------------------------------------------------------------------------------------------------------
(3) purchase the securities of any one issuer, other        Fundamental Investment Restriction:
than the U.S. Government, its agencies or                   Make any investment inconsistent with the Fund's
instrumentalities, if immediately after the purchase,       classification as a diversified company under the
more than 5% of the value of its total assets (taken at     Investment Company Act.
market value) would be invested in such issuer, except
that, in the case of bank money market instruments or
repurchase agreements with any one bank, up to 25% of
the value of the Fund's total assets may be invested
without regard to such 5% limitation but shall instead
be subject to a 10% limitation;
------------------------------------------------------------------------------------------------------------------------
(4) purchase more than 10% of the outstanding               Delete
securities, or more than 10% of the outstanding voting
securities, of an
issuer;
------------------------------------------------------------------------------------------------------------------------
(5) enter into repurchase agreements if, as a result,       Delete
more than 10% of the Fund's total assets (taken at
market value at the time of each investment, together
with any other investments deemed illiquid) would be
subject to repurchase agreements maturing in more than
seven days;
------------------------------------------------------------------------------------------------------------------------
(6) make investments for the purpose of exercising          Delete
control or management;
------------------------------------------------------------------------------------------------------------------------
(7) underwrite securities issued by other persons;          Fundamental Investment Restriction:  Underwrite
                                                            securities of other issuers except insofar as the Fund
                                                            may be deemed an underwriter under the Securities Act
                                                            of 1933 in selling portfolio securities.
------------------------------------------------------------------------------------------------------------------------
(8) purchase securities of other investment companies,      Delete
except in connection with a merger, consolidation,
acquisition or reorganization;
------------------------------------------------------------------------------------------------------------------------
(9) purchase or sell real estate (other than money          Fundamental Investment Restriction:
market securities secured by real estate or interests       Purchase or sell real real estate, except that, to the
therein or money market securities issued by companies      extent permitted by applicable law, the Trust may invest
which invest in real estate or interests therein),          in securities directly or indirectly secured by real
commodities or commodity contracts, interests in oil,       estate or interests therein or issued by companies which
gas or other mineral exploration or development             invest in real estate or interests therein.
programs;
                                                            Fundamental Investment Restriction:
                                                            Purchase or sell commodities or contracts on commodities,
                                                            except to the extent that the Trust may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool
                                                            operator under the Commodity Exchange Act.
------------------------------------------------------------------------------------------------------------------------
(10) purchase any securities on margin, except for          Non-Fundamental Investment Restriction:
the use of short term credit necessary for clearance of     Purchase any securities on margin, except for the use of
purchases and sales of portfolio securities;                short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
------------------------------------------------------------------------------------------------------------------------
(11) make short sales of securities or maintain a           Non-Fundamental Investment Restriction:
short position or write, purchase or sell puts, calls,      Make short sales of securities or maintain a short
straddles, spreads or combinations thereof;                 position.

                                                            Non-Fundamental Investment Restriction:
                                                            Write, purchase or sell puts, calls or combinations
                                                            thereof.
------------------------------------------------------------------------------------------------------------------------
(12) make loans to other persons, provided that the         Fundamental Investment Restriction:
Money Market Fund may purchase money market securities      Make loans to other persons, except that the acquisition
securities or enter into repurchase agreements and          of bonds, debentures or other debt securities and
lend securities owned or held by it pursuant to (13)        investment in government obligations, commercial paper,
below;                                                      pass-through instruments, certificates of deposit, bankers'
                                                            acceptances, repurchase agreements or any similar
                                                            instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio
                                                            securities, provided that the lending of portfolio
                                                            securities may be made only in accordance with applicable
                                                            law and the guidelines set forth in the Fund's Prospectus
                                                            and Statement of Additional Information, as they may be
                                                            amended from time to time.

                                                            Non-Fundamental Investment Restriction:
                                                            Subject to investment restriction ( ), the Fund may from
                                                            time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S.
                                                            Government which will be maintained at all times in an
                                                            amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will
                                                            increase the return to the Fund. Such loans will be
                                                            terminable at any time. The Fund will have the right to
                                                            regain record ownership of loaned securities to exercise
                                                            beneficial rights. The Fund may pay reasonable fees in
                                                            connection with the arranging of such loans.
------------------------------------------------------------------------------------------------------------------------
(13) lend its portfolio securities in excess of 33-1/3%     Non-Fundamental Investment Restriction:
of its total assets, taken at market value, provided        Subject to investment restriction (12) above, the Fund
that such loans are made according to the guidelines set    may from time to time lend securities from its portfolio
forth below;                                                to brokers, dealers and financial institutions and
                                                            receive collateral in cash or securities issued or
                                                            guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the
                                                            current market value of the loaned securities. Such cash
                                                            collateral will be invested in short-term securities, the
                                                            income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to
                                                            exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.
------------------------------------------------------------------------------------------------------------------------
(14) borrow amounts in excess of 20% of its total           Fundamental Investment Restriction:
assets, taken at market value (including the amount         Borrow money, except that (i) the Fund may borrow from
borrowed), and then only from banks as a temporary          banks (as defined in the Investment Company Act) in amounts
measure for extraordinary or emergency purposes (the        up to 33 1/3% of its total assets (including the amount
borrowing provisions shall not apply to reverse             borrowed), (ii) the Fund may borrow up to an additional 5%
repurchase agreements). (Usually only "leveraged"           of its total assets for temporary purposes, (iii) the Fund
investment companies may borrow in excess of 5% of          may obtain such short-term credit as may be necessary for
their assets; however, the Money Market Fund will not       the clearance of purchases and sales of portfolio
borrow to increase income but only to meet redemption       securities, and (iv) the Fund may purchase securities on
requests which might otherwise require untimely             margin to the extent permitted by applicable law. These
dispositions of portfolio securities. The Money Market      restrictions on borrowing shall not apply to reverse
Fund will not purchase securities while borrowings are      repurchase agreements as described in the Prospectus and
outstanding. Interest paid on such borrowings will          Statement of Additional Information. The Fund may not
reduce net income.);                                        pledge its assets other than to secure such borrowings or to the extent permitted by the Fund's investment policies as
                                                            set forth in its Prospectus and Statement of Additional
                                                            Information, as they may be amended from time to time, in
                                                            connection with hedging transactions, short sales,
                                                            when-issued, reverse repurchase and forward commitment
                                                            transactions and similar investment strategies.
------------------------------------------------------------------------------------------------------------------------
(15) mortgage, pledge, hypothecate or in any manner         Delete
transfer (except as provided in (13) above) as security
for indebtedness any securities owned or held by the
Money Market Fund except as may be necessary in
connection with borrowings referred to in investment
restriction (14) above, and then such mortgaging,
pledging or hypothecating may not exceed 10% of the
Money Market Fund's net assets, taken at market
value;
------------------------------------------------------------------------------------------------------------------------
(16) invest in securities with legal or contractual         Delete
restrictions on resale (except for repurchase
agreements) or for which no readily available market
exists if, regarding all such securities, more than 10%
of its net assets (taken at market value) would be
invested in such
securities;
------------------------------------------------------------------------------------------------------------------------
(17) invest in securities of issuers (other than            Delete
issuers of U.S. Government agency securities) having a
record, together with predecessors, of less than three
years of continuous operation if, regarding all such
securities, more than 5% of its total assets (taken at
market value) would be invested in such
securities;
------------------------------------------------------------------------------------------------------------------------
(18) enter into reverse repurchase agreements if, as        Delete
a result thereof, the Money Market Fund's obligations
with respect to reverse repurchase agreements would
exceed one-third of its net assets (defined to be total
assets, taken at market value, less liabilities other
than reverse repurchase
agreements);
------------------------------------------------------------------------------------------------------------------------
(19) purchase or retain the securities of any issuer,       Delete
if those individual officers and Trustees of the Money
Market Fund, the Manager or any subsidiary thereof each
owning beneficially more than 1% of the securities of
such issuer own in the aggregate more than 5% of the
securities of the issuer; and
------------------------------------------------------------------------------------------------------------------------
(20) issue senior securities to the extent such             Fundamental Investment Restriction:
issuance would violate applicable law.                      Issue senior securities to the extent such issuance
                                                            would violate applicable law.
------------------------------------------------------------------------------------------------------------------------


                                                                                                               EXHIBIT J

                                                 CMA Tax-Exempt Fund

------------------------------------------------------------------------------------------------------------------------
Current Fundamental Investment Restrictions                 Proposed Investment Restrictions
The Fund May Not:                                           The Fund May Not:
------------------------------------------------------------------------------------------------------------------------
(1) purchase any securities other than Tax-Exempt           Delete
Securities referred to herein and in the Appendix under
the heading "Information Concerning Tax-Exempt
Securities;"
------------------------------------------------------------------------------------------------------------------------
(2) invest more than 5% of its total assets (taken at       Fundamental Investment Restriction:
market value at the time of each investment) in the         Make any investment inconsistent with the Fund's
securities of any one issuer except that such restriction   classification as a diversified company under the
shall not apply to securities backed (i.e., guaranteed)     Investment Company Act.
by the United States Government or its agencies or
instrumentalities (for purposes of this restriction, the
Tax-Exempt Fund will regard each state and each political
subdivision, agency or instrumentality of such state and
each multi-state agency of which such state is a member
and each public authority which issues securities on
behalf of a private entity as a separate issuer, except
that if the security is backed only by the assets and
revenues of a non-government entity then the entity with
the ultimate responsibility for the payment of interest
and principal may be regarded as the sole
issuer);
------------------------------------------------------------------------------------------------------------------------
(3) invest more than 5% of its total assets (taken at       Delete
market value at the time of each investment) in
industrial revenue bonds where the entity supplying the
revenues from which the issue is to be paid, including
predecessors, has a record of less than three years of
continuous operation;
------------------------------------------------------------------------------------------------------------------------
(4) make investments for the purpose of exercising          Delete
control or management;
------------------------------------------------------------------------------------------------------------------------
(5) purchase securities of other investment companies,      Delete
except in connection with a merger, consolidation,
acquisition or reorganization;
------------------------------------------------------------------------------------------------------------------------
(6) purchase or sell real estate (provided that such        Fundamental Investment Restriction:
restriction shall not apply to Tax-Exempt Securities        Purchase or sell real estate, except that, to the extent
secured by real estate or interests therein or issued by    permitted by applicable law, the Fund may invest in
companies which invest in real estate or interests          securities directly or indirectly secured by real estate
therein), commodities or commodity contracts, interests     or interests therein or issued by companies which invest
in oil, gas or other mineral exploration or development     in real estate or interests therein.
programs;
                                                            Fundamental Investment Restriction:
                                                            Purchase or sell commodities or contracts on commodities,
                                                            except to the extent that the Trust may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.
------------------------------------------------------------------------------------------------------------------------
(7) purchase any securities on margin, except for use       Non-Fundamental Investment Restriction:
of short term credit necessary for clearance of purchases   Purchase any securities on margin, except for the use of
and sales of portfolio securities;                          short-term credit as may be necessary for the clearance
                                                            of purchases and sales of portfolio securities.
------------------------------------------------------------------------------------------------------------------------
(8) make short sales of securities or maintain a short      Non-Fundamental Investment Restriction:  Make short
position or invest in put, call, straddle, or spread        sales of securities or maintain a short position.
options or combinations thereof; provided, however,
that the Tax-Exempt Fund shall have the authority           Non-Fundamental Investment Restriction:
to purchase Tax-Exempt Securities subject to put            Write, purchase or sell puts, calls or combinations
options as set forth herein and in the Appendix under       thereof.
the heading "Information Concerning Tax-Exempt
Securities;"
------------------------------------------------------------------------------------------------------------------------
(9) make loans to other persons, provided that the          Fundamental Investment Restriction:
Tax-Exempt Fund may purchase a portion of an issue of       Make loans to other persons, except that the acquisition
Tax-Exempt Securities (the acquisition of a portion of an   of bonds, debentures or other debt securities and
issue of Tax-Exempt Securities or bonds, debentures or      investment in government obligations, commercial paper,
other debt securities which are not publicly distributed    pass-through instruments, certificates of deposit, bankers'
is considered to be the making of a loan under the          acceptances, repurchase agreements or any similar
Investment Company                                          instruments shall not be deemed to be the making of a
Act);                                                       loan, and except further that the Fund may lend its
                                                            portfolio securities, provided that the lending of
                                                            portfolio securities may be made only in accordance with
                                                            applicable law and the guidelines set forth in the Fund's
                                                            Prospectus and Statement of Additional Information, as they may be amended from time to time.

                                                            Non-Fundamental Investment Restriction:
                                                            Subject to investment restriction ( ), the Fund may from
                                                            time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S.
                                                            Government which will be maintained at all times in an
                                                            amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will
                                                            increase the return to the Fund. Such loans will be
                                                            terminable at any time. The Fund will have the right to
                                                            regain record ownership of loaned securities to exercise
                                                            beneficial rights. The Fund may pay reasonable fees in
                                                            connection with the arranging of such loans.
------------------------------------------------------------------------------------------------------------------------
(10) borrow amounts in excess of 20% of its total           Fundamental Investment Restriction:
assets taken at market value (including the amount          Borrow money, except that (i) the Fund may borrow from
borrowed), and then only from banks as a temporary          banks (as defined in the Investment Company Act) in
measure for extraordinary or emergency purposes.            amounts up to 33-1/3% of its total assets (including the
(Usually only "leveraged" investment companies may          amount borrowed), (ii) the Fund may borrow up to an
borrow in excess of 5% of their assets; however,            additional 5% of its total assets for temporary purposes,
the Tax-Exempt Fund will not borrow to increase             (iii) the Fund may obtain such short-term credit as may be
income but only to meet redemption requests which           necessary for the clearance of purchases and sales of
might otherwise require untimely dispositions of            portfolio securities, and (iv) the Fund may purchase
portfolio securities. The Tax-Exempt Fund will not          securities on margin to the extent permitted by applicable
purchase securities while borrowings are outstanding.       law. These restrictions on borrowing shall not apply to
Interest paid on such borrowings will reduce net            reverse repurchase agreements as described in the Prospectus
income.);                                                   and Statement of Additional Information. The Fund may not
                                                            pledge its assets other than to secure such borrowings or to the extent permitted by the Fund's investment policies as
                                                            set forth in its Prospectus and Statement of Additional
                                                            Information, as they may be amended from time to time, in
                                                            connection with hedging transactions, short sales,
                                                            when-issued, reverse repurchase and forward commitment
                                                            transactions and similar investment strategies.
------------------------------------------------------------------------------------------------------------------------
(11) mortgage, pledge, hypothecate or in any manner         Delete
transfer as security for indebtedness any securities
owned or held by the Tax-Exempt Fund except as may be
necessary in connection with borrowings mentioned in (10)
above, and then such mortgaging, pledging or
hypothecating may not exceed 10% of its total assets,
taken at value;
------------------------------------------------------------------------------------------------------------------------
(12) invest in securities with legal or contractual         Delete
restrictions on resale or for which no readily available
market exists if, regarding all such securities, more
than 10% of its net assets (taken at value), would be
invested in such securities;
------------------------------------------------------------------------------------------------------------------------
(13) act as an underwriter of securities, except to the     Fundamental Investment Restriction:
extent that the Tax-Exempt Fund may technically be deemed   Underwrite securities of other issuers except insofar as
an underwriter when engaged in the activities described     the Fund may be deemed an underwriter under the Securities
in (9) above or insofar as the Tax-Exempt Fund may be       Act of 1933 in selling portfolio securities.
deemed an underwriter under the Securities Act of 1933 in
selling portfolio securities;
------------------------------------------------------------------------------------------------------------------------
(14) issue senior securities to the extent such             Fundamental Investment Restriction:
issuance would violate applicable law; and                  Issue senior securities to the extent such issuance
                                                            would violate applicable law.
------------------------------------------------------------------------------------------------------------------------
(15) invest more than 25% of its total assets (taken at     Fundamental Investment Restriction:
market value at the time of each investment) in             Invest more than 25% of its total assets, taken at market
securities of issuers in a single industry; provided        value, in the securities of issuers in any particular
that, for purposes of this restriction, neither the U.S.    industry (excluding securities issued by the U.S.
Government nor any state, municipality nor political        Government and its agencies and instrumentalities, and
subdivision thereof is considered to be part of any         instruments issued by domestic banks).
industry.
------------------------------------------------------------------------------------------------------------------------


                                                                                                               EXHIBIT K

                                                    CMA Treasury Fund

------------------------------------------------------------------------------------------------------------------------
Current Fundamental Investment Restrictions                 Proposed Investment Restrictions
The Fund May Not:                                           The Fund May Not:
------------------------------------------------------------------------------------------------------------------------
(1) purchase any securities other than direct               Delete
obligations of the U.S. Treasury with remaining
maturities of more than 762 days (25 months);
------------------------------------------------------------------------------------------------------------------------
(2) act as an underwriter of securities issued by other     Fundamental Investment Restriction:
persons;                                                    Underwrite securities of other issuers except insofar
                                                            as the Fund may be deemed an underwriter under the
                                                            Securities Act of 1933 in selling portfolio securities.
------------------------------------------------------------------------------------------------------------------------
(3) purchase any securities on margin, except for use       Non-Fundamental Investment Restriction:
of short term credit necessary for clearance of purchases   Purchase any securities on margin, except for the use
and sales of portfolio securities;                          of short-term credit as may be necessary for the
                                                            clearance of purchases and sales of portfolio securities.
------------------------------------------------------------------------------------------------------------------------
(4) make short sales of securities or maintain a short      Non-Fundamental Investment Restriction:
position or write, purchase or sell puts, calls,            Make short sales of securities or maintain a short
straddles, spreads or combinations thereof;                 position.

                                                            Non-Fundamental Investment Restriction:
                                                            Write, purchase or sell puts, calls or combinations
                                                            thereof.
------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons, provided that the          Fundamental Investment Restriction:
Treasury Fund may purchase short term market securities     Make loans to other persons, except that the acquisition
which are direct obligations of the U.S. Treasury;          of bonds, debentures or other debt securities and
                                                            investment in government obligations, commercial paper,
                                                            pass-through instruments, certificates of deposit,
                                                            bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio
                                                            securities, provided that the lending of portfolio
                                                            securities may be made only in accordance with applicable
                                                            law and the guidelines set forth in the Fund's Prospectus
                                                            and Statement of Additional Information, as they may be
                                                            amended from time to time.

                                                            Non-Fundamental Investment Restriction:
                                                            Subject to investment restriction ( ), the Fund may from
                                                            time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral
                                                            in cash or securities issued or guaranteed by the U.S.
                                                            Government which will be maintained at all times in an
                                                            amount equal to at least 100% of the current market value
                                                            of the loaned securities. Such cash collateral will be
                                                            invested in short-term securities, the income from which
                                                            will increase the return to the Fund. Such loans will be
                                                            terminable at any time. The Fund will have the right to
                                                            regain record ownership of loaned securities to exercise
                                                            beneficial rights. The Fund may pay reasonable fees in
                                                            connection with the arranging of such loans.
------------------------------------------------------------------------------------------------------------------------
(6) borrow amounts in excess of 20% of its total            Fundamental Investment Restriction:
assets, taken at market value (including the amount         Borrow money, except that (i) the Fund may borrow from
borrowed), and then only from banks as a temporary           banks (as defined in the Investment Company Act) in
measure for extraordinary or emergency purposes. (Usually   amounts up to 33-1/3% of its total assets (including the
only "leveraged" investment companies may borrow in         amount borrowed), (ii) the Fund may borrow up to an
excess of 5% of their assets; however, the Treasury Fund    additional 5% of its total assets for temporary purposes,
will not borrow to increase income but only to meet         (iii) the Fund may obtain such short-term credit as may be
redemption requests which might otherwise require           necessary for the clearance of purchases and sales of
untimely dispositions of portfolio securities. The          portfolio securities, and (iv) the Fund may purchase
Treasury Fund will not purchase securities while            securities on margin to the extent permitted by applicable
borrowings are outstanding. Interest paid on such           law. These restrictions on borrowing shall not apply to
borrowings will reduce net income.);                        reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not
                                                            pledge its assets other than to secure such borrowings or to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information,
                                                            as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.
------------------------------------------------------------------------------------------------------------------------
(7) mortgage, pledge, hypothecate or in any manner          Delete
transfer as security for indebtedness any securities
owned or held by the Treasury Fund except as may be
necessary in connection with borrowings mentioned in (6)
above, and then such mortgaging, pledging or
hypothecating may not exceed 10% of the Treasury Fund's
net assets, taken at market value;
------------------------------------------------------------------------------------------------------------------------
(8) purchase or sell real estate (other than money          Fundamental Investment Restriction: Purchase or sell
market securities secured by real estate or interests       real estate, except that, to the extent permitted by
therein or money market securities issued by companies      applicable law, the Fund may invest in securities
which invest in real estate, or interests therein);         directly or indirectly secured by real estate or
                                                            interests therein or issued by companies which invest in
                                                            real estate or interests therein.
------------------------------------------------------------------------------------------------------------------------
(9) purchase or sell commodities or contracts on            Fundamental Investment Restriction: Purchase or sell commodities,
except to the extent that the Fund may do so                commodities or contracts on commodities, except to the
in accordance with applicable law and the Fund's            extent that the Fund may do so in accordance with
Prospectus and Statement of Additional Information, as      applicable law and the Fund's Prospectus and Statement
they may be amended from time to time, and without          of Additional Information, as they may be amended from
registering as a commodity pool operator under the          time to time, and without registering as a commodity
Commodity Exchange Act;                                     pool operator under the Commodity Exchange Act.
------------------------------------------------------------------------------------------------------------------------
(10) issue senior securities to the extent such             Fundamental Investment Restriction:
issuance would violate applicable law; and                  Issue senior securities to the extent such issuance
                                                            would violate applicable law.
------------------------------------------------------------------------------------------------------------------------
(11) invest more than 25% of its total assets (taken at     Fundamental Investment Restriction:
market value at the time of each investment) in the         Invest more than 25% of its total assets, taken at market
securities of issuers in any particular industry (other     value, in the securities of issuers in any particular
than U.S. Government securities, U.S. Government agency     industry (excluding securities issued by the U.S.
securities or bank money instruments).                      Government and its agencies and instrumentalities, and
                                                            instruments issued by domestic banks).

------------------------------------------------------------------------------------------------------------------------


                                                                                                               EXHIBIT L

                                       CMA Multi-State Municipal Series Trust

------------------------------------------------------------------------------------------------------------------------
Current Fundamental Investment Restrictions
No Series May:                                              Proposed Investment Restrictions
                                                            No Series May:
------------------------------------------------------------------------------------------------------------------------
(1) purchase any securities other than securities           Delete
referred to under "How the Funds Invest" in the
Prospectus and under "Investment Objectives and
Policies" herein;
------------------------------------------------------------------------------------------------------------------------
(2) invest more than 5% of its total assets (taken at       Delete
market value at the time of each investment) in private
activity bonds or industrial revenue bonds where the
entity supplying the revenues from which the issue is to
be paid, including predecessors, has a record of less
than three years of continuous operation;
------------------------------------------------------------------------------------------------------------------------
(3) make investments for the purpose of exercising          Delete
control or management;
------------------------------------------------------------------------------------------------------------------------
(4) purchase securities of other investment companies,      Delete
except in connection with a merger, consolidation,
acquisition or reorganization;
------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (provided that such        Fundamental Investment Restriction: Purchase or sell
restriction shall not apply to Municipal Securities         real estate, except that, to the extent permitted by
secured by real estate or interests therein or issued       by applicable law, the Fund may invest in securities
companies which invest in real estate or interests          directly or indirectly secured by real estate or
therein), commodities or commodity contracts, interests     interests therein or issued by companies which invest
in oil, gas or other mineral exploration or development     in real estate or interests therein.
programs;
                                                            Fundamental Investment Restriction:
                                                            Purchase or sell commodities or contracts on commodities,
                                                            except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool
                                                            operator under the Commodity Exchange Act.
------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities on margin, except for use of    Non-Fundamental Investment Restriction:
short term credit necessary for clearance of purchases      Purchase any securities on margin, except for the use
and sales of portfolio securities;                          of short-term credit as may be necessary for the
                                                            clearance of purchases and sales of portfolio securities.
------------------------------------------------------------------------------------------------------------------------
(7) make short sales of securities or maintain a short      Non-Fundamental Investment Restriction:
position or invest in put, call, straddle, or spread        Make short sales of securities or maintain a short
options or combinations thereof; provided, however, that    position.
each Fund shall have the authority to purchase Municipal
Securities subject to put options as set forth herein       Non-Fundamental Investment Restriction:
under "Investment Objectives and Policies" and Appendix     Write, purchase or sell puts, calls or combinations
K---"Information Concerning Municipal Securities";          thereof.
------------------------------------------------------------------------------------------------------------------------
(8) make loans to other persons, provided that each         Fund Fundamental Investment Restriction:
may purchase a portion of an issue of Municipal             Make loans to other persons, except that the acquisition
Securities (the acquisition of a portion of an issue of     of bonds, debentures or other debt securities and
Municipal Securities or bonds, debentures or other debt     investment in government obligations, commercial paper,
securities which are not publicly distributed is            pass-through instruments, certificates of deposit,
considered to be the making of a loan under the             bankers' acceptances, repurchase agreements or any
Investment Company Act);                                    similar instruments shall not be deemed to be the making
                                                            of a loan, and except further that the Fund may lend its
                                                            portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable
                                                            law and the guidelines set forth in the Fund's Prospectus
                                                            and Statement of Additional Information, as they may be
                                                            amended from time to time.

                                                            Non-Fundamental Investment Restriction:
                                                            Subject to investment restriction ( ), the Fund may from
                                                            time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S.
                                                            Government which will be maintained at all times in an
                                                            amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will
                                                            increase the return to the Fund. Such loans will be
                                                            terminable at any time. The Fund will have the right to
                                                            regain record ownership of loaned securities to exercise
                                                            beneficial rights. The Fund may pay reasonable fees in
                                                            connection with the arranging of such loans.
------------------------------------------------------------------------------------------------------------------------
(9) borrow amounts in excess of 20% of its total assets     Fundamental Investment Restriction:
taken at market value (including the amount borrowed),      Borrow money, except that (i) the Fund may borrow from
and then only from banks as a temporary measure for         banks (as defined in the Investment Company Act) in
extraordinary or emergency purposes including to meet       amounts up to 33-1/3% of its total assets (including the
redemptions and to settle securities transactions.          amount borrowed), (ii) the Fund may borrow up to an
(Usually only "leveraged" investment companies may borrow   additional 5% of its total assets for temporary
in excess of 5% of their assets; however, the Funds will    purposes, (iii) the Fund may obtain such short-term
not borrow to increase income but only to meet redemption   credit as may be necessary for the clearance of
requests which might otherwise require untimely             purchases and sales of portfolio securities, and
dispositions of portfolio securities. The Funds will not    (iv) the Fund may purchase securities on margin to the
purchase securities while borrowings are outstanding        extent permitted by applicable law.  These
except to honor prior commitments. Interest paid on such    restrictions on borrowing shall not apply to reverse
borrowings will reduce net income.);                        repurchase agreements as described in the Prospectus
                                                            and Statement of Additional Information. The Fund may not
                                                            pledge its assets other than to secure such borrowings or to the extent permitted by the Fund's investment policies as
                                                            set forth in its Prospectus and Statement of Additional
                                                            Information, as they may be amended from time to time, in
                                                            connection with hedging transactions, short sales,
                                                            when-issued, reverse repurchase and forward commitment
                                                            transactions and similar investment strategies.
------------------------------------------------------------------------------------------------------------------------
(10) mortgage, pledge, hypothecate or in any manner         Delete
transfer as security for indebtedness any securities
owned or held by the Fund except as may be necessary in
connection with borrowings mentioned in (9) above, and
then such mortgaging, pledging or hypothecating may not
exceed 10% of its total assets, taken at market
value;
------------------------------------------------------------------------------------------------------------------------
(11) invest in securities with legal or contractual         Delete
restrictions on resale for which no readily available
market exists, including repurchase agreements maturing
in more than seven days, if, regarding all such
securities, more than 10% of its total assets (taken at
market value), would be invested in such
securities;
------------------------------------------------------------------------------------------------------------------------
(12) act as an underwriter of securities, except to the     Fundamental Investment Restriction:  Underwrite
extent that the Fund technically may be deemed an           securities of other issuers except insofar as the
underwriter when engaged in the activities described in     Fund may be deemed an underwriter under the
(8) above or insofar as the Fund may be deemed an           Securities Act of 1933 in selling portfolio securities.
underwriter under the Securities Act of 1933 in selling
portfolio securities;
------------------------------------------------------------------------------------------------------------------------
(13) purchase or retain the securities of any issuer,       Delete
if those individual officers and Trustees of the Trust,
the Manager or any subsidiary thereof each owning
beneficially more than 1/2 of 1% of the securities of
such issuer own in the aggregate more than 5% of the
securities of such issuer; and
------------------------------------------------------------------------------------------------------------------------
(14) issue senior securities to the extent such issuance    Fundamental Investment Restriction:
would violate applicable law.                               Issue senior securities to the extent such issuance
                                                            would violate applicable law.
------------------------------------------------------------------------------------------------------------------------
In addition to the foregoing, the Funds have undertaken     Delete
with the State of Texas that they will not invest in oil,
gas or mineral leases.
------------------------------------------------------------------------------------------------------------------------


                                                                       -----------------------------------------------------------
                                                                       -----------------------------------------------------------

                      CBA(R) MONEY FUND
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald
C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the Shares of
Beneficial Interest of CBA Money Fund (the "Fund") held of record by the undersigned on June 1, 2001 at the Special Meeting of
Shareholders to be held on August 24, 2001 or any adjournment
thereof.                                                               Sign, Date, and Return the Proxy Card Promptly Using the
                                                                       Enclosed Envelope.
         This proxy when properly executed will be voted in
the manner directed herein by the undersigned shareholder.             To vote by Telephone
If no direction is made, this proxy will be voted "FOR"
Proposals 1, 2, 3 and 4.                                               1)  Read the Proxy Statement and have the Proxy Card
                                                                           below at hand.
         By signing and dating this card, you authorize the            2)  Call 1-800-690-6903.
proxies to vote each proposal as marked, or if not marked,             3)  Enter the 12-digit control number set forth on
to vote "FOR" each proposal, and to use their discretion to vote           the Proxy Card and follow the simple instructions.
for any other matter as may properly come before the
meeting or any adjournment thereof. If you do not intend to            To vote by Internet
personally attend the meeting, please complete and return
this card at once in the enclosed envelope.                            1)  Read the Proxy Statement and have the Proxy Card
                                                                           below at hand.
CBA MONEY FUND                                                         2)  Go to Website www.proxyvote.com.
4800 DEER LAKE DRIVE EAST                                                                -----------------
JACKSONVILLE, FLORIDA  32246-6484                                      Enter the 12-digit control number set forth on the Proxy
                                                                       Card and follow the simple instructions.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                       KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                To withhold authority to vote, mark
                                                                                                "For All Except" and write the
                                                                                                nominee's number on the line below.

    1.   01) Ronald W. Forbes, 02) Terry K. Glenn, 03)        FOR     WITHHOLD     FOR ALL
          Cynthia A. Montgomery, 04) Charles C. Reilly,       ALL       ALL         EXCEPT
          05) Kevin A. Ryan, 06) Roscoe S. Suddarth, 07)                                       ____________________________________
          Richard R. West and 08) Edward D. Zinbarg.         [   ]     [   ]        [    ]

    Vote on Proposals                                         For     Against    Abstain

    2.   To  consider  and act upon a  proposal              [   ]     [   ]      [   ]
         to amend the Fund's Declaration of Trust
         to permit the Board of Trustees to reorganize
         the Fund into a master/feeder structure.

    3.   To consider and act upon a proposal                  For     Against    Abstaining
         to amend the Fund's Declaration of                  [   ]     [   ]       [   ]
         Trust to permit the Board of Trustees
         to divide the Fund's shares into additional
         classes of shares.

    4.   To consider and act upon a proposal                                                        FOR ALL
         to change the Fund's investment              FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [   ]           [   ]           [   ]           [   ]

     (1) Real Estate                                                   (12)  Securities Lending
     (2) Underwriting of Securities                                    (13)  Securities other than Enumerated Industries
     (3) Borrowing                                                     (14)  Transfer Security for Indebtedness
     (4) Commodities                                                   (15)  Repurchase Agreements
     (5) Lending                                                       (16)  Exercising Management or Control
     (6) Diversification                                               (17)  Securities of Other Investment Companies
     (7) Industry Concentration                                        (18)  Illiquid or Restricted Securities
     (8) Senior Securities                                             (19)  Reverse Repurchase Agreements
     (9) Short Sales                                                   (20)  Securities of Issuers Having Record of Less than
     (10)Margin                                                              Three Years
     (11)Puts and Calls                                                (21)  Beneficial Ownership
                                                                       (22)  Oil, Gas or Mineral Exploration or Development
    5.   To transact such other business as may
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                                       -----------------------------------------------------------
                                                                       -----------------------------------------------------------

              CMA(R) GOVERNMENT SECURITIES FUND
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald
C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the Shares of
Beneficial Interest of CMA Government Securities Fund (the "Fund")
held of record by the undersigned on June 1, 2001 at the Special
Meeting of Shareholders to be held on August 24, 2001 or
any adjournment thereof.
                                                                       Sign, Date, and Return the Proxy Card Promptly Using the
         This proxy when properly executed will be voted in            Enclosed Envelope.
the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted "FOR"                To vote by Telephone
Proposals 1, 2, 3 and 4.
                                                                       4)  Read the Proxy Statement and have the Proxy Card
         By signing and dating this card, you authorize the                below at hand.
proxies to vote each proposal as marked, or if not marked,             5)  Call 1-800-690-6903.
to vote "FOR" each proposal, and to use their discretion to            6)  Enter the 12-digit control number set forth on
vote for any other matter as may properly come before the                  the Proxy Card and follow the simple instructions.
meeting or any adjournment thereof. If you do not intend to            To vote by Internet
personally attend the meeting, please complete and return              3)  Read the Proxy Statement and have the Proxy Card
this card at once in the enclosed envelope.                                below at hand.
                                                                       4)  Go to Website www.proxyvote.com.
CMA GOVERNMENT SECURITIES FUND                                                           -----------------
4800 DEER LAKE DRIVE EAST                                              Enter the 12-digit control number set forth on the Proxy
JACKSONVILLE, FLORIDA  32246-6484                                      Card and follow the simple instructions.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:          MLYNGC                    KEEP THIS PORTION FOR YOUR RECORDS
                                                                                               DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                               To withhold authority to vote, mark
                                                                                               "For All Except" and write the
                                                                                               nominee's number on the line below.

     1.   01) Ronald W. Forbes, 02) Terry K. Glenn, 03)        FOR     WITHHOLD     FOR ALL
          Cynthia A. Montgomery, 04) Charles C. Reilly,        ALL        ALL        EXCEPT
          05) Kevin A. Ryan, 06) Roscoe S. Suddarth, 07)                                       ___________________________________
          Richard R. West and 08) Edward D. Zinbarg.           [  ]      [  ]         [  ]

    Vote on Proposals                                          For      Against     Abstain
                                                               [  ]      [  ]         [  ]
    2.   To consider and act upon a  proposal to amend the
         Fund's Declaration of Trust to permit the Board of
         Trustees to reorganize the Fund into a master/feeder
         structure.

    3.   To consider and act upon a proposal to amend the      For      Against      Abstaining
         Fund's Declaration of Trust to permit the Board       [  ]      [  ]           [  ]
         of Trustees to divide the Fund's shares into
         additional classes of shares.

    4.   To consider and act upon a proposal
         to change the Fund's investment
         restrictions concerning:
                                                                                                  FOR ALL
                                                      FOR          AGAINST        ABSTAIN        EXCEPT AS
                                                      ALL            ALL            ALL         MARKED BELOW
                                                     [   ]          [   ]          [   ]            [   ]

     (1) Real Estate                                                   (10)  Margin
     (2) Underwriting of Securities                                    (11)  Puts and Calls
     (3) Borrowing                                                     (12)  Securities other than Enumerated Industries
     (4) Commodities                                                   (13)  Transfer Security for Indebtedness
     (5) Lending                                                       (14)  Repurchase Agreements
     (6) Diversification
     (7) Industry Concentration
     (8) Senior Securities
     (9) Short Sales

    5.   To transact such other business as may
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------

                      CMA(R) MONEY FUND
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald
C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the Shares of
Beneficial Interest of CMA Money Fund (the "Fund") held of record by the undersigned on June 1, 2001 at the Special Meeting of
Shareholders to be held on August 24, 2001 or any
adjournment thereof.                                                   Sign, Date, and Return the Proxy Card Promptly Using the
                                                                       Enclosed Envelope.
         This proxy when properly executed will be voted in
the manner directed herein by the undersigned shareholder.             To vote by Telephone
If no direction is made, this proxy will be voted "FOR"
Proposals 1, 2, 3 and 4.                                               7)  Read the Proxy Statement and have the Proxy Card
                                                                           below at hand.
         By signing and dating this card, you authorize the            8)  Call 1-800-690-6903.
proxies to vote each proposal as marked, or if not marked,             9)  Enter the 12-digit control number set forth on
to vote "FOR" each proposal, and to use their discretion to                the Proxy Card and follow the simple instructions.
vote for any other matter as may properly come before the
meeting or any adjournment thereof. If you do not intend to            To vote by Internet
personally attend the meeting, please complete and return
this card at once in the enclosed envelope.                            5)  Read the Proxy Statement and have the Proxy Card
                                                                           below at hand.
CMA MONEY FUND                                                         6)  Go to Website www.proxyvote.com.
4800 DEER LAKE DRIVE EAST                                                                -----------------
JACKSONVILLE, FLORIDA  32246-6484                                      Enter the 12-digit control number set forth on the Proxy
                                                                       Card and follow the simple instructions.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                      KEEP THIS PORTION FOR YOUR RECORDS
                                                                                               DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                    To withhold
                                                                                                    authority to vote,
                                                                                                    mark "For All
                                                                                                    Except" and write
                                                                                                    the nominee's number
                                                                                                    on the line below.

     1.   01) Ronald W.  Forbes,  02) Terry K. Glenn,  03)      FOR       WITHHOLD    FOR ALL
          Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL          ALL       EXCEPT       ______________________________
          05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
          Richard R. West and 08) Edward D. Zinbarg.           [   ]       [    ]     [    ]

    Vote on Proposals                                           For      Against     Abstain
                                                                [  ]      [  ]         [  ]
    2.   To  consider  and act upon a  proposal to amend
         to amend the Fund's Declaration of Trust to permit
         the Board of Trustees to reorganize the Fund into a
         master/feeder structure.

    3.   To consider and act upon a proposal to amend the       For      Against     Abstaining
         Fund's Declaration of Trust to permit the Board of     [  ]      [  ]         [  ]
         Trustees to divide the Fund's shares into additional
         classes of shares.

    4.   To  consider  and act upon a  proposal                                                     FOR ALL
         to  change   the   Fund's   investment       FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [    ]          [    ]          [    ]          [    ]

     (1) Real Estate                                            (11)  Puts and Calls
     (2) Underwriting of Securities                             (12)  Securities Lending
     (3) Borrowing                                              (13)  Securities other than Enumerated Industries
     (4) Commodities                                            (14)  Transfer Security for Indebtedness
     (5) Lending                                                (15)  Repurchase Agreements
     (6) Diversification                                        (16)  Exercising Management or Control
     (7) Industry Concentration                                 (17)  Securities of Other Investment Companies
     (8) Senior Securities                                      (18)  Illiquid or Restricted Securities
     (9) Short Sales                                            (19)  Reverse Repurchase Agreements
     (10)Margin                                                 (20)  Securities of Issuers Having Record of Less than Three Years
                                                                (21)  Beneficial Ownership
    5.   To transact such other business as may                 (22)  Oil, Gas or Mineral Exploration or Development
         properly come before the Meeting or any                (23)  Purchase More than 10% of Issuer's Outstanding Securities adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------

                    CMA(R) TAX-EXEMPT FUND
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

          The undersigned hereby appoints Terry K. Glenn,
Donald C. Burke and Phillip S. Gillespie as proxies, each
with the power to appoint his substitute, and hereby
authorizes each of them to represent and to vote, as
designated below, all of the Shares of Beneficial Interest
of CMA Tax-Exempt Fund (the "Fund") held of record by the
undersigned on June 1, 2001 at the Special Meeting of
Shareholders to be held on August 24, 2001 or any
adjournment thereof.                                          Sign, Date, and Return the Proxy Card Promptly Using the
                                                              Enclosed Envelope.
         This proxy when properly executed will be voted in
the manner directed herein by the undersigned shareholder.    To vote by Telephone
If no direction is made, this proxy will be voted "FOR"
Proposals 1, 2, 3 and 4.                                      10)  Read the Proxy Statement and have the Proxy Card
                                                                   below at hand.
          By signing and dating this card, you authorize the  11)  Call 1-800-690-6903.
proxies to vote each proposal as marked, or if not marked,    12)  Enter the 12-digit control number set forth on
to vote "FOR" each proposal, and to use their discretion to        the Proxy Card and follow the simple instructions.
vote for any other matter as may properly come before the
meeting or any adjournment thereof. If you do not intend to   To vote by Internet
personally attend the meeting, please complete and return
this card at once in the enclosed envelope.                   7)   Read the Proxy Statement and have the Proxy Card
                                                                   below at hand.
CMA TAX-EXEMPT FUND                                           8)   Go to Website www.proxyvote.com.
4800 DEER LAKE DRIVE EAST                                                        -----------------
JACKSONVILLE, FLORIDA 32246-6484                                   Enter the 12-digit control number set forth on the Proxy
                                                                   Card and follow the simple instructions.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                       KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                    To withhold
                                                                                                    authority to vote,
                                                                                                    mark "For All
                                                                                                    Except" and write
                                                                                                    the nominee's number
                                                                                                    on the line below.

     1.   01) Ronald W.  Forbes,  02) Terry K. Glenn,  03)      FOR       WITHHOLD      FOR ALL
          Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL          ALL         EXCEPT    _______________________________
          05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
          Richard R. West and 08) Edward D. Zinbarg.          [    ]       [    ]        [    ]

    Vote on Proposals                                           For      Against     Abstain
    2.   To  consider  and act upon a  proposal to amend the    [  ]      [  ]         [  ]
         Fund's Declaration of Trust to permit the Board of
         Trustees to reorganize the Fund into a master/feeder
         structure.

    3.   To consider and act upon a proposal to amend the       For      Against     Abstaining
         Fund's Declaration of Trust to permit the Board of     [  ]      [  ]         [  ]
         Trustees to divide the Fund's shares into additional
         classes of shares.

    4.   To  consider  and act upon a  proposal                                                     FOR ALL
         to  change   the   Fund's   investment       FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [    ]          [    ]          [    ]          [    ]

     (1) Real Estate                                            (8)   Senior Securities
     (2) Underwriting of Securities                             (9)   Short Sales
     (3) Borrowing                                              (10)  Margin
     (4) Commodities                                            (11)  Puts and Calls
     (5) Lending                                                (12)  Securities other than Enumerated Industries
     (6) Diversification                                        (13)  Transfer Security for Indebtedness
     (7) Industry Concentration                                 (14)  Exercising Management or Control
                                                                (15)  Securities of Other Investment Companies
    5.   To transact such other business as may                 (16)  Oil, Gas or Mineral Exploration or Development
         properly come before the Meeting or any                (17)  Invest in Bonds Where Issuing Entity Has a Record
         adjournment thereof.                                         of Less Than Three Years

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                                -----------------------------------------------------------------
                                                                -----------------------------------------------------------------

                     CMA(R) TREASURY FUND
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

          The undersigned hereby appoints Terry K.
Glenn, Donald C. Burke and Phillip S. Gillespie as
proxies, each with the power to appoint his
substitute, and hereby authorizes each of them to
represent and to vote, as designated below, all of
the Shares of Beneficial Interest of CMA Treasury
Fund (the "Fund") held of record by the
undersigned on June 1, 2001 at the Special Meeting
of the Shareholders to be held on August 24,
2001 or any adjournment thereof.                              Sign, Date, and Return the Proxy Card Promptly Using
                                                              the Enclosed Envelope.

         This proxy when properly executed will be voted in   To vote by Telephone
the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted "FOR"       13)  Read the Proxy Statement and have the Proxy Card
Proposals 1, 2, 3 and 4.                                           below at hand.
                                                              14)  Call 1-800-690-6903.
           By signing and dating this card, you authorize the 15)  Enter the 12-digit control number set forth on
 proxies to vote each proposal as marked, or if not marked,        the Proxy Card and follow the simple instructions.
 to vote "FOR" each proposal, and to use their discretion to
 vote for any other matter as may properly come before the    To vote by Internet
 meeting or any adjournment thereof. If you do not intend to   9)   Read the Proxy Statement and have the Proxy Card
 personally attend the meeting, please complete and return          below at hand.
 this card at once in the enclosed envelope.                  10)  Go to Website www.proxyvote.com.
                                                                                 -----------------
 CMA TREASURY FUND                                             Enter the 12-digit control number set forth on the Proxy
 4800 DEER LAKE DRIVE EAST                                     Card and follow the simple instructions.
 JACKSONVILLE, FLORIDA 32246-6484
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                       KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                    To withhold
                                                                                                    authority to vote,
                                                                                                    mark "For All
                                                                                                    Except" and write
                                                                                                    the nominee's number
                                                                                                    on the line below.

     1.   01) Ronald W.  Forbes,  02) Terry K. Glenn,  03)      FOR       WITHHOLD      FOR ALL
          Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL          ALL         EXCEPT     ___________________________
          05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
          Richard R. West and 08) Edward D. Zinbarg.          [    ]       [    ]        [    ]

    Vote on Proposals                                           For      Against     Abstain
    2.   To  consider  and act upon a  proposal to amend the    [  ]      [  ]         [  ]
         Fund's Declaration of Trust to permit the Board of
         Trustees to reorganize the Fund into a master/feeder
         structure.

    3.   To consider and act upon a proposal to amend the Fund's For      Against     Abstaining
         Declaration of Trust to permit the Board of Trustees to [  ]      [  ]         [  ]
         divide the Fund's shares into additional classes of
         shares.

    4.   To  consider  and act upon a  proposal                                                     FOR ALL
         to  change   the   Fund's   investment       FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [    ]          [    ]          [    ]          [    ]

     (1) Real Estate                                            (11)  Puts and Calls
     (2) Underwriting of Securities                             (12)  Securities other than Enumerated Industries
     (3) Borrowing                                              (13)  Transfer Security for Indebtedness
     (4) Commodities
     (5) Lending
     (6) Diversifican
     (7) Industry Concentration
     (8) Senior Securities
     (9) Short Sales
    (10) Margin

    5.   To transact such other business as may
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                                       -----------------------------------------------------------
                                                                       -----------------------------------------------------------

             CMA(R) ARIZONA MUNICIPAL MONEY FUND
                             OF
          CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Terry K. Glenn,
Donald C. Burke and Phillip S. Gillespie as proxies, each
with the power to appoint his substitute, and hereby
authorizes each of them to represent and to vote, as
designated below, all of the Shares of Beneficial Interest
of CMA Arizona Municipal Money Fund of CMA Multi-State
Municipal Series Trust (the "Fund") held of record by the
undersigned on June 1, 2001 at the Special Meeting of
Shareholders to be held on August 24, 2001 or any
adjournment thereof.                                          Sign, Date, and Return the Proxy Card Promptly Using the
                                                              Enclosed Envelope.

         This proxy when properly executed will be voted in   To vote by Telephone
the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted "FOR"       16)  Read the Proxy Statement and have the Proxy Card
Proposals 1, 2, 3 and 4.                                           below at hand.
                                                              17)  Call 1-800-690-6903.
          By signing and dating this card, you authorize the  18)  Enter the 12-digit control number set forth on
proxies to vote each proposal as marked, or if not marked,         the Proxy Card and follow the simple instructions.
to vote "FOR" each proposal, and to use their discretion to
vote for any other matter as may properly come before the     To vote by Internet
meeting or any adjournment thereof. If you do not intend to
personally attend the meeting, please complete and return     11)  Read the Proxy Statement and have the Proxy Card
this card at once in the enclosed envelope.                        below at hand.
                                                              12)  Go to Website www.proxyvote.com.
CMA ARIZONA MUNICIPAL MONEY FUND                                                 -----------------
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST                      Enter the 12-digit control number set forth on the Proxy
4800 DEER LAKE DRIVE EAST                                      Card and follow the simple instructions.
JACKSONVILLE, FLORIDA  32246-6484
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                       KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                    To withhold
                                                                                                    authority to vote,
                                                                                                    mark "For All
                                                                                                    Except" and write
                                                                                                    the nominee's number
                                                                                                    on the line below.

     1.   01) Ronald W.  Forbes,  02) Terry K. Glenn,  03)      FOR       WITHHOLD      FOR ALL
          Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL          ALL         EXCEPT     ____________________________
          05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
          Richard R. West and 08) Edward D. Zinbarg.          [    ]       [    ]        [    ]

         Vote on Proposals                                      For      Against     Abstain
                                                                [  ]      [  ]         [  ]
    2.   To  consider  and act upon a  proposal to amend the
         Fund's Declaration of Trust to permit the Board of
         Trustees to reorganize the Fund into a master/feeder
         structure.

    3.   To consider and act upon a proposal to amend the Fund's For      Against     Abstaining
         Declaration of Trust to permit the Board of Trustees to [  ]      [  ]         [  ]
         divide the Fund's shares into additional classes of
         shares.

    4.   To  consider  and act upon a  proposal                                                     FOR ALL
         to  change   the   Fund's   investment       FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [    ]          [    ]          [    ]          [    ]

     (1) Real Estate                                            (10)  Puts and Calls
     (2) Underwriting of Securities                             (11)  Securities other than Enumerated Industries
     (3) Borrowing                                              (12)  Transfer Security for Indebtedness
     (4) Commodities                                            (13)  Exercising Management or Control
     (5) Lending                                                (14)  Securities of Other Investment Companies
     (6) Industry Concentration                                 (15)  Illiquid or Restricted Securities
     (7) Senior Securities                                      (16)  Beneficial Ownership
     (8) Short Sales                                            (17)  Oil, Gas and Mineral Leases in Texas
     (9) Margin                                                 (18)  Oil, Gas or Mineral Exploration or Development
                                                                (19)  Invest in Bonds Where Issuing Entity Has a Record
    5.   To transact such other business as may                       of Less Than Three Years
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------

            CMA(R) CALIFORNIA MUNICIPAL MONEY FUND
                             OF
          CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

          The undersigned hereby appoints Terry K. Glenn,
Donald C. Burke and Phillip S. Gillespie as proxies, each
with the power to appoint his substitute, and hereby
authorizes each of them to represent and to vote, as
designated below, all of the Shares of Beneficial Interest
of CMA California Municipal Money Fund of CMA Multi-State
Municipal Series Trust (the "Fund") held of record by the
undersigned on June 1, 2001 at the Special Meeting of
Shareholders to be held on August 24, 2001 or any
adjournment thereof.                                            Sign, Date, and Return the Proxy Card Promptly Using the
                                                                Enclosed Envelope.
         This proxy when properly executed will be voted in
the manner directed herein by the undersigned shareholder.      To vote by Telephone
If no direction is made, this proxy will be voted "FOR"
Proposals 1, 2, 3 and 4.                                        19)  Read the Proxy Statement and have the Proxy Card
                                                                     below at hand.
           By signing and dating this card, you authorize the   20)  Call 1-800-690-6903.
 proxies to vote each proposal as marked, or if not marked,     21)  Enter the 12-digit control number set forth on
 to vote "FOR" each proposal, and to use their discretion to         the Proxy Card and follow the simple instructions.
 vote for any other matter as may properly come before the
 meeting or any adjournment thereof. If you do not intend to    To vote by Internet
 personally attend the meeting, please complete and return
 this card at once in the enclosed envelope.                    13)  Read the Proxy Statement and have the Proxy Card
                                                                     below at hand.
 CMA CALIFORNIA MUNICIPAL MONEY FUND                            14)  Go to Website www.proxyvote.com.
 OF CMA MULTI-STATE MUNICIPAL SERIES TRUST                                         -----------------
 4800 DEER LAKE DRIVE EAST                                      Enter the 12-digit control number set forth on the Proxy Card and
 JACKSONVILLE, FLORIDA  32246-6484                              follow the simple instructions.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                       KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                    To withhold
                                                                                                    authority to vote,
                                                                                                    mark "For All
                                                                                                    Except" and write
                                                                                                    the nominee's number
                                                                                                    on the line below.

     1.   01) Ronald W.  Forbes,  02) Terry K. Glenn,  03)      FOR       WITHHOLD      FOR ALL
          Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL          ALL         EXCEPT     ____________________________
          05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
          Richard R. West and 08) Edward D. Zinbarg.          [    ]       [    ]        [    ]

         Vote on Proposals                                      For      Against     Abstain
                                                                [  ]      [  ]         [  ]
    2.   To  consider  and act upon a  proposal to amend the
         Fund's Declaration of Trust to permit the Board of
         Trustees to reorganize the Fund into a master/feeder
         structure.

    3.   To consider and act upon a proposal to amend the Fund's For      Against     Abstaining
         Declaration of Trust to permit the Board of Trustees to [  ]      [  ]         [  ]
         divide the Fund's shares into additional classes of
         shares.

    4.   To  consider  and act upon a  proposal                                                     FOR ALL
         to  change   the   Fund's   investment       FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [    ]          [    ]          [    ]          [    ]

     (1) Real Estate                                            (10)  Puts and Calls
     (2) Underwriting of Securities                             (11)  Securities other than Enumerated Industries
     (3) Borrowing                                              (12)  Transfer Security for Indebtedness
     (4) Commodities                                            (13)  Exercising Management or Control
     (5) Lending                                                (14)  Securities of Other Investment Companies
     (6) Industry Concentration                                 (15)  Illiquid or Restricted Securities
     (7) Senior Securities                                      (16)  Beneficial Ownership
     (8) Short Sales                                            (17)  Oil, Gas and Mineral Leases in Texas
     (9) Margin                                                 (18)  Oil, Gas or Mineral Exploration or Development
                                                                (19)  Invest in Bonds Where Issuing Entity Has a Record
    5.   To transact such other business as may                       of Less Than Three Years
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------

           CMA(R) CONNECTICUT MUNICIPAL MONEY FUND
                             OF
          CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

          The undersigned hereby appoints Terry K. Glenn,
Donald C. Burke and Phillip S. Gillespie as proxies, each
with the power to appoint his substitute, and hereby
authorizes each of them to represent and to vote, as
designated below, all of the Shares of Beneficial Interest
of CMA Connecticut Municipal Money Fund of CMA Multi-State
Municipal Series Trust (the "Fund") held of record by the
undersigned on June 1, 2001 at the Special Meeting of
Shareholders to be held on August 24, 2001 or any
adjournment thereof.
                                                              Sign, Date, and Return the Proxy Card Promptly Using the
         This proxy when properly executed will be voted in   Enclosed Envelope.
the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted "FOR"
Proposals 1, 2, 3 and 4.                                      To vote by Telephone

                                                              22)  Read the Proxy Statement and have the Proxy Card
                                                                   below at hand.
          By signing and dating this card, you authorize the  23)  Call 1-800-690-6903.
proxies to vote each proposal as marked, or if not marked,    24)  Enter the 12-digit control number set forth on
to vote "FOR" each proposal, and to use their discretion to        the Proxy Card and follow the simple instructions.
vote for any other matter as may properly come before the
meeting or any adjournment thereof. If you do not intend to   To vote by Internet
personally attend the meeting, please complete and return
this card at once in the enclosed envelope.                   15)   Read the Proxy Statement and have the Proxy Card
                                                                    below at hand.
                                                              16)   Go to Website www.proxyvote.com.
                                                                                  -----------------
CMA CONNECTICUT MUNICIPAL MONEY FUND                          Enter the 12-digit control number set forth on the Proxy
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST                     Card and follow the simple instructions.
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FLORIDA  32246-6484
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                       KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                    To withhold
                                                                                                    authority to vote,
                                                                                                    mark "For All
                                                                                                    Except" and write
                                                                                                    the nominee's number
                                                                                                    on the line below.

     1.   01) Ronald W.  Forbes,  02) Terry K. Glenn,  03)      FOR       WITHHOLD      FOR ALL
          Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL          ALL         EXCEPT
          05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
          Richard R. West and 08) Edward D. Zinbarg.          [    ]       [    ]        [    ]

         Vote on Proposals                                      For      Against     Abstain
                                                                [  ]      [  ]         [  ]
    2.   To consider and act upon a proposal to amend the Fund's
         Declaration of Trust to permit the Board of Trustees to
         reorganize the Fund into a master/feeder structure.

    3.   To consider and act upon a proposal to amend the Fund'sFor      Against     Abstaining
         Declaration of Trust to permit the Board of Trustees to[  ]      [  ]         [  ]
         divide the Fund's shares into additional classes of
         shares.

    4.   To  consider  and act upon a  proposal                                                     FOR ALL
         to  change   the   Fund's   investment       FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [    ]          [    ]          [    ]          [    ]

     (1) Real Estate                                            (10)  Puts and Calls
     (2) Underwriting of Securities                             (11)  Securities other than Enumerated Industries
     (3) Borrowing                                              (12)  Transfer Security for Indebtedness
     (4) Commodities                                            (13)  Exercising Management or Control
     (5) Lending                                                (14)  Securities of Other Investment Companies
     (6) Industry Concentration                                 (15)  Illiquid or Restricted Securities
     (7) Senior Securities                                      (16)  Beneficial Ownership
     (8) Short Sales                                            (17)  Oil, Gas and Mineral Leases in Texas
     (9) Margin                                                 (18)  Oil, Gas or Mineral Exploration or Development
                                                                (19)  Invest in Bonds Where Issuing Entity Has a Record
    5.   To transact such other business as may                       of Less Than Three Years
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------

          CMA(R) MASSACHUSETTS MUNICIPAL MONEY FUND
                             OF
          CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

          The undersigned hereby appoints Terry K. Glenn,
Donald C. Burke and Phillip S. Gillespie as proxies, each
with the power to appoint his substitute, and hereby
authorizes each of them to represent and to vote, as
designated below, all of the Shares of Beneficial Interest
of CMA Massachusetts Municipal Money Fund of CMA Multi-State
Municipal Series Trust (the "Fund") held of record by the
undersigned on June 1, 2001 at the Special Meeting of
Shareholders to be held on August 24, 2001 or any
adjournment thereof.                                          Sign, Date, and Return the Proxy Card Promptly Using the
                                                              Enclosed Envelope.
         This proxy when properly executed will be voted in
the manner directed herein by the undersigned shareholder.    To vote by Telephone
If no direction is made, this proxy will be voted "FOR"
Proposals 1, 2, 3 and 4.                                      25) Read the Proxy Statement and have the Proxy Card
                                                                  below at hand.
         By signing and dating this card, you authorize the   26) Call 1-800-690-6903.
proxies to vote each proposal as marked, or if not marked,    27) Enter the 12-digit control number set forth on
to vote "FOR" each proposal, and to use their discretion to       the Proxy Card and follow the simple instructions.
vote for any other matter as may properly come before the
meeting or any adjournment thereof. If you do not intend to   To vote by Internet
personally attend the meeting, please complete and return
this card at once in the enclosed envelope.                   17) Read the Proxy Statement and have the Proxy Card
                                                                  below at hand.
CMA MASSACHUSETTS MUNICIPAL MONEY FUND                        18) Go to Website www.proxyvote.com.
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST                                       -----------------
4800 DEER LAKE DRIVE EAST                                     Enter the 12-digit control number set forth on the Proxy
JACKSONVILLE, FLORIDA  32246-6484                             Card and follow the simple instructions.
------------------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------------------- -------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                       KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                    To withhold
                                                                                                    authority to vote,
                                                                                                    mark "For All
                                                                                                    Except" and write
                                                                                                    the nominee's number
                                                                                                    on the line below.

     1.   01) Ronald W.  Forbes,  02) Terry K. Glenn,  03)      FOR       WITHHOLD      FOR ALL
          Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL          ALL         EXCEPT
          05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
          Richard R. West and 08) Edward D. Zinbarg.          [    ]       [    ]        [    ]

    Vote on Proposals                                           For      Against     Abstain
                                                                [  ]      [  ]         [  ]
    2.   To consider and act upon a proposal to amend the Fund's
         Declaration of Trust to permit the Board of Trustees to
         reorganize the Fund into a master/feeder structure.

    3.   To consider and act upon a proposal to amend the Fund'sFor      Against     Abstaining
         Declaration of Trust to permit the Board of Trustees to[  ]      [  ]         [  ]
         divide the Fund's shares into additional classes of
         shares.

    4.   To  consider  and act upon a  proposal                                                     FOR ALL
         to  change   the   Fund's   investment       FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [    ]          [    ]          [    ]          [    ]

     (1) Real Estate                                            (10)  Puts and Calls
     (2) Underwriting of Securities                             (11)  Securities other than Enumerated Industries
     (3) Borrowing                                              (12)  Transfer Security for Indebtedness
     (4) Commodities                                            (13)  Exercising Management or Control
     (5) Lending                                                (14)  Securities of Other Investment Companies
     (6) Industry Concentration                                 (15)  Illiquid or Restricted Securities
     (7) Senior Securities                                      (16)  Beneficial Ownership
     (8) Short Sales                                            (17)  Oil, Gas and Mineral Leases in Texas
     (9) Margin                                                 (18)  Oil, Gas or Mineral Exploration or Development
                                                                (19)  Invest in Bonds Where Issuing Entity Has a Record
    5.   To transact such other business as may                       of Less Than Three Years
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------

             CMA(R) MICHIGAN MUNICIPAL MONEY FUND
                             OF
          CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

          The undersigned hereby appoints Terry K. Glenn,
Donald C. Burke and Phillip S. Gillespie as proxies, each
with the power to appoint his substitute, and hereby
authorizes each of them to represent and to vote, as
designated below, all of the Shares of Beneficial Interest
of CMA Michigan Municipal Money Fund of CMA Multi-State
Municipal Series Trust (the "Fund") held of record by the
undersigned on June 1, 2001 at the Special Meeting of
Shareholders to be held on August 24, 2001 or any
adjournment thereof.
                                                              Sign, Date, and Return the Proxy Card Promptly Using the
         This proxy when properly executed will be voted in   Enclosed Envelope.
the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted "FOR"       To vote by Telephone
Proposals 1, 2, 3 and 4.                                      28)  Read the Proxy Statement and have the Proxy Card
                                                                   below at hand.
          By signing and dating this card, you authorize the  29)  Call 1-800-690-6903.
proxies to vote each proposal as marked, or if not marked,    30)  Enter the 12-digit control number set forth on
to vote "FOR" each proposal, and to use their discretion to        the Proxy Card and follow the simple instructions.
vote for any other matter as may properly come before the
meeting or any adjournment thereof. If you do not intend to   To vote by Internet
personally attend the meeting, please complete and return
this card at once in the enclosed envelope.                   19)  Read the Proxy Statement and have the Proxy Card
                                                                   below at hand.
CMA MICHIGAN MUNICIPAL MONEY FUND                             20)  Go to Website www.proxyvote.com.
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST                                        -----------------
4800 DEER LAKE DRIVE EAST                                     Enter the 12-digit control number set forth on the Proxy
JACKSONVILLE, FLORIDA  32246-6484                             Card and follow the simple instructions.
------------------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------------------- -------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                     KEEP THIS PORTION FOR YOUR RECORDS
                                                                                              DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                    To withhold
                                                                                                    authority to vote,
                                                                                                    mark "For All
                                                                                                    Except" and write
                                                                                                    the nominee's number
                                                                                                    on the line below.

     1.   01) Ronald W.  Forbes,  02) Terry K. Glenn,  03)      FOR       WITHHOLD      FOR ALL
          Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL          ALL         EXCEPT
          05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
          Richard R. West and 08) Edward D. Zinbarg.          [    ]       [    ]        [    ]

         Vote on Proposals                                      For      Against     Abstain
                                                                [  ]      [  ]         [  ]
    2.   To consider and act upon a proposal to amend the Fund's
         Declaration of Trust to permit the Board of Trustees to
         reorganize the Fund into a master/feeder structure.

    3.   To consider and act upon a proposal to amend the Fund'sFor      Against     Abstaining
         Declaration of Trust to permit the Board of Trustees to[  ]      [  ]         [  ]
         divide the Fund's shares into additional classes of
         shares.

    4.   To  consider  and act upon a  proposal                                                     FOR ALL
         to  change   the   Fund's   investment       FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [    ]          [    ]          [    ]          [    ]

     (1) Real Estate                                          (10)  Puts and Calls
     (2) Underwriting of Securities                           (11)  Securities other than Enumerated Industries
     (3) Borrowing                                            (12)  Transfer Security for Indebtedness
     (4) Commodities                                          (13)  Exercising Management or Control
     (5) Lending                                              (14)  Securities of Other Investment Companies
     (6) Industry Concentration                               (15)  Illiquid or Restricted Securities
     (7) Senior Securities                                    (16)  Beneficial Ownership
     (8) Short Sales                                          (17)  Oil, Gas and Mineral Leases in Texas
     (9) Margin                                               (18)  Oil, Gas or Mineral Exploration or Development
                                                              (19)  Invest in Bonds Where Issuing Entity Has a Record
    5.   To transact such other business as may                     of Less Than Three Years
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------

            CMA(R) NEW JERSEY MUNICIPAL MONEY FUND
                             OF
          CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

          The undersigned hereby appoints Terry K. Glenn,
Donald C. Burke and Phillip S. Gillespie as proxies, each
with the power to appoint his substitute, and hereby
authorizes each of them to represent and to vote, as
designated below, all of the Shares of Beneficial Interest
of CMA New Jersey Municipal Money Fund of CMA Multi-State
Municipal Series Trust (the "Fund") held of record by the
undersigned on June 1, 2001 at the Special Meeting of
Shareholders to be held on August 24, 2001 or any
adjournment thereof.
                                                              Sign, Date, and Return the Proxy Card Promptly Using the
         This proxy when properly executed will be voted in   Enclosed Envelope.
the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted "FOR"       To vote by Telephone
Proposals 1, 2, 3 and 4.
                                                              31)  Read the Proxy Statement and have the Proxy Card
         By signing and dating this card, you authorize the        below at hand.
proxies to vote each proposal as marked, or if not marked,    32)  Call 1-800-690-6903.
to vote "FOR" each proposal, and to use their discretion to   33)  Enter the 12-digit control number set forth on
vote for any other matter as may properly come before the          the Proxy Card and follow the simple instructions.
meeting or any adjournment thereof. If you do not intend to
personally attend the meeting, please complete and return     To vote by Internet
this card at once in the enclosed envelope.
                                                              21)  Read the Proxy Statement and have the Proxy Card
CMA NEW JERSEY MUNICIPAL MONEY FUND                                below at hand.
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST                     22)  Go to Website www.proxyvote.com.
4800 DEER LAKE DRIVE EAST                                                        -----------------
JACKSONVILLE, FLORIDA  32246-6484                             Enter the 12-digit control number set forth on the Proxy
                                                              Card and follow the simple instructions.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                       KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                    To withhold
                                                                                                    authority to vote,
                                                                                                    mark "For All
                                                                                                    Except" and write
                                                                                                    the nominee's number
                                                                                                    on the line below.

     1.   01) Ronald W.  Forbes,  02) Terry K. Glenn,  03)      FOR       WITHHOLD      FOR ALL
          Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL          ALL         EXCEPT
          05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
          Richard R. West and 08) Edward D. Zinbarg.          [    ]       [    ]        [    ]

         Vote on Proposals                                      For      Against     Abstain
                                                                [  ]      [  ]         [  ]
    2.   To consider and act upon a proposal to amend the Fund's
         Declaration of Trust to permit the Board of Trustees to
         reorganize the Fund into a master/feeder structure.

    3.   To consider and act upon a proposal to amend the Fund'sFor      Against     Abstaining
         Declaration of Trust to permit the Board of Trustees to[  ]      [  ]         [  ]
         divide the Fund's shares into additional classes of
         shares.

    4.   To  consider  and act upon a  proposal                                                     FOR ALL
         to  change   the   Fund's   investment       FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [    ]          [    ]          [    ]          [    ]

     (1) Real Estate                                            (10)  Puts and Calls
     (2) Underwriting of Securities                             (11)  Securities other than Enumerated Industries
     (3) Borrowing                                              (12)  Transfer Security for Indebtedness
     (4) Commodities                                            (13)  Exercising Management or Control
     (5) Lending                                                (14)  Securities of Other Investment Companies
     (6) Industry Concentration                                 (15)  Illiquid or Restricted Securities
     (7) Senior Securities                                      (16)  Beneficial Ownership
     (8) Short Sales                                            (17)  Oil, Gas and Mineral Leases in Texas
     (9) Margin                                                 (18)  Oil, Gas or Mineral Exploration or Development
                                                                (19)  Invest in Bonds Where Issuing Entity Has a Record
    5.   To transact such other business as may                       of Less Than Three Years
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                                           ------------------------------------------------------
                                                                           ------------------------------------------------------

             CMA(R) NEW YORK MUNICIPAL MONEY FUND
                             OF
          CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y

 This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Terry K. Glenn,
Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the Shares of Beneficial Interest of CMA New York Municipal Money Fund of
CMA Multi-State Municipal Series Trust (the "Fund") held of record
by the undersigned on June 1, 2001 at the Special Meeting of               Sign, Date, and Return the Proxy Card Promptly Using
Shareholders to be held on August 24, 2001 or any adjournment thereof.     the Enclosed Envelope.

         This proxy when properly executed will be voted                   To vote by Telephone
in the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted "FOR"                    34)  Read the Proxy Statement and have the Proxy Card
Proposals 1, 2, 3 and 4.                                                        below at hand.
                                                                           35)  Call 1-800-690-6903.
         By signing and dating this card, you authorize the                36)  Enter the 12-digit control number set forth on
proxies to vote each proposal as marked, or if not marked, to                   the Proxy Card and follow the simple instructions.
vote "FOR" each proposal, and to use their discretion to vote
for any other matter as may properly come before the                       To vote by Internet
meeting or any adjournment thereof. If you do not intend to
personally attend the meeting, please complete and return                  23)  Read the Proxy Statement and have the Proxy Card
this card at once in the enclosed envelope.                                     below at hand.
                                                                           24)  Go to Website www.proxyvote.com.
                                                                                              -----------------
CMA NEW YORK MUNICIPAL MONEY FUND                                          Enter the 12-digit control number set forth on the Proxy
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST                                  Card and follow the simple instructions.
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FLORIDA  32246-6484
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                      KEEP THIS PORTION FOR YOUR RECORDS
                                                                                             DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                          To withhold authority to vote, mark
                                                                                          "For All Except" and write the nominee's
                                                                                          number on the line below.
    1.   01) Ronald W. Forbes, 02) Terry K. Glenn, 03)         FOR          WITHHOLD        FOR ALL
         Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL            ALL           EXCEPT     ___________________________
         05) Kevin A. Ryan, 06) Roscoe S. Suddarth, 07)
         Richard R. West and 08) Edward D. Zinbarg.           [  ]            [  ]          [  ]

    Vote on Proposals                                     For        Against      Abstain

    2.   To consider and act upon a proposal              [  ]        [  ]        [  ]
         to amend the Fund's Declaration of Trust
         to permit the Board of Trustees to reorganize
         the Fund into a  master/feeder structure.

    3.   To consider and act upon a proposal to amend     For        Against      Abstaining
         the Fund's Declaration of Trust to permit the    [  ]        [  ]        [  ]
         Board of Trustees to divide the Fund's shares
         into additional classes of shares.

    4.   To consider and act upon a proposal                                                FOR ALL
         to change the Fund's investment            FOR       AGAINST       ABSTAIN        EXCEPT AS
         restrictions concerning:                   ALL         ALL           ALL         MARKED BELOW
                                                    [  ]       [  ]          [  ]            [  ]

     (1)  Real Estate                                           (10)  Puts and Calls
     (2)  Underwriting of Securities                            (11)  Securities other than Enumerated Industries
     (3)  Borrowing                                             (12)  Transfer Security for Indebtedness
     (4)  Commodities                                           (13)  Exercising Management or Control
     (5)  Lending                                               (14)  Securities of Other Investment Companies
     (6)  Industry Concentration                                (15)  Illiquid or Restricted Securities
     (7)  Senior Securities                                     (16)  Beneficial Ownership
     (8)  Short Sales                                           (17)  Oil, Gas and Mineral Leases in Texas
     (9)  Margin                                                (18)  Oil, Gas or Mineral Exploration or Development
                                                                (19)  Invest in Bonds Where Issuing Entity Has a Record
    5.   To transact such other business as may                       of Less Than Three Years
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ------------------------------------------------------            ------------------------------------------------------
       ------------------------------------------------------            ------------------------------------------------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                                           ------------------------------------------------------
                                                                           ------------------------------------------------------

          CMA(R) NORTH CAROLINA MUNICIPAL MONEY FUND
                             OF
          CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y
 This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald C.
Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the Shares of
Beneficial Interest of CMA North Carolina Municipal Money Fund of
CMA Multi-State Municipal Series Trust (the "Fund") held of
record by the undersigned on June 1, 2001 at the Special
Meeting of Shareholders to be held on August 24, 2001 or                   Sign, Date, and Return the Proxy Card Promptly Using
any adjournment thereof.                                                   the Enclosed Envelope.

         This proxy when properly executed will be voted in                To vote by Telephone
the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted "FOR"                    37)  Read the Proxy Statement and have the Proxy Card
Proposals 1, 2, 3 and 4.                                                        below at hand.
                                                                           38)  Call 1-800-690-6903.
         By signing and dating this card, you authorize the                39)  Enter the 12-digit control number set forth on
proxies to vote each proposal as marked, or if not marked, to                   the Proxy Card and follow the simple instructions.
vote "FOR" each proposal, and to use their discretion to vote
for any other matter as may properly come before the                       To vote by Internet
meeting or any adjournment thereof. If you do not intend to
personally attend the meeting, please complete and return                  25)  Read the Proxy Statement and have the Proxy Card
this card at once in the enclosed envelope.                                     below at hand.
                                                                           26)  Go to Website www.proxyvote.com.
                                                                                              -----------------
CMA NORTH CAROLINA MUNICIPAL MONEY FUND                                    Enter the 12-digit control number set forth on the Proxy
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST                                  Card and follow the simple instructions.
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FLORIDA  32246-6484
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                       KEEP THIS PORTION FOR YOUR RECORDS
                                                                                              DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                          To withhold authority to vote, mark
                                                                                          "For All Except" and write the nominee's
                                                                                          number on the line below.
    1.   01) Ronald W. Forbes, 02) Terry K. Glenn,  03)         FOR      WITHHOLD        FOR ALL
         Cynthia A.  Montgomery,  04) Charles C.  Reilly,       ALL        ALL           EXCEPT   ________________________________
         05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
         Richard R. West and 08) Edward D. Zinbarg.             [  ]       [  ]           [  ]

    Vote on Proposals                              For       Against    Abstain

    2.   To consider and act upon a proposal       [  ]       [  ]        [  ]
         to amend the Fund's Declaration of
         Trust to permit the Board of Trustees
         to reorganize the Fund into a
         master/feeder structure.

    3.   To consider and act upon a proposal to    For       Against    Abstaining
         amend the Fund's Declaration of Trust     [  ]       [  ]        [  ]
         to permit the Board of Trustees to divide
         the Fund's shares into additional classes of
         shares.

    4.   To consider and act upon a proposal                                               FOR ALL
         to change the Fund's investment           FOR         AGAINST       ABSTAIN      EXCEPT AS
         restrictions concerning:                  ALL          ALL           ALL         MARKED BELOW
                                                   [  ]        [  ]          [  ]          [  ]

     (1)   Real Estate                                          (10)  Puts and Calls
     (2)   Underwriting of Securities                           (11)  Securities other than Enumerated Industries
     (3)   Borrowing                                            (12)  Transfer Security for Indebtedness
     (4)   Commodities                                          (13)  Exercising Management or Control
     (5)   Lending                                              (14)  Securities of Other Investment Companies
     (6)   Industry Concentration                               (15)  Illiquid or Restricted Securities
     (7)   Senior Securities                                    (16)  Beneficial Ownership
     (8)   Short Sales                                          (17)  Oil, Gas and Mineral Leases in Texas
     (9)   Margin                                               (18)  Oil, Gas or Mineral Exploration or Development
                                                                (19)  Invest in Bonds Where Issuing Entity Has a Record
    5.   To transact such other business as may                       of Less Than Three Years
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ------------------------------------------------------            -----------------------------------------------------
       ------------------------------------------------------            ------------------------------------------------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                                           ----------------------------------------------------
                                                                           ----------------------------------------------------

               CMA(R) OHIO MUNICIPAL MONEY FUND
                             OF
          CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y
 This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Terry K. Glenn,
Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the
Shares of Beneficial Interest of CMA Ohio Municipal Money Fund of
CMA Multi-State Municipal Series Trust (the "Fund") held of record
by the undersigned on June 1, 2001 at the Special Meeting of               Sign, Date, and Return the Proxy Card Promptly Using
Shareholders to be held on August 24, 2001 or any adjournment thereof.     the Enclosed Envelope.

         This proxy when properly executed will be voted in                To vote by Telephone
the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted "FOR"                    40)  Read the Proxy Statement and have the Proxy Card
Proposals 1, 2, 3 and 4.                                                        below at hand.
                                                                           41)  Call 1-800-690-6903.
         By signing and dating this card, you authorize the                42)  Enter the 12-digit control number set forth on
proxies to vote each proposal as marked, or if not marked, to                   the Proxy Card and follow the simple instructions.
vote "FOR" each proposal, and to use their discretion to vote
for any other matter as may properly come before the                       To vote by Internet
meeting or any adjournment thereof. If you do not intend to
personally attend the meeting, please complete and return                  27)  Read the Proxy Statement and have the Proxy Card
this card at once in the enclosed envelope.                                     below at hand.
                                                                           28)  Go to Website www.proxyvote.com.
                                                                                              -----------------
CMA OHIO MUNICIPAL MONEY FUND                                              Enter the 12-digit control number set forth on the Proxy
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST                                  Card and follow the simple instructions.
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FLORIDA  32246-6484
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                    KEEP THIS PORTION FOR YOUR RECORDS
                                                                                             DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                          To withhold authority to vote, mark
                                                                                          "For All Except" and write the nominee's
                                                                                          number on the line below.
    1.   01) Ronald W. Forbes, 02) Terry K. Glenn,  03)           FOR       WITHHOLD      FOR ALL
         Cynthia A. Montgomery,  04) Charles C. Reilly,           ALL          ALL         EXCEPT     ___________________________
         05) Kevin A. Ryan, 06) Roscoe S. Suddarth,  07)
         Richard R. West and 08) Edward D. Zinbarg.               [  ]        [  ]          [  ]

    Vote on Proposals                                 For   Against   Abstain

    2.   To consider and act upon a proposal         [  ]    [  ]     [  ]
         to amend the Fund's Declaration of Trust
         to permit the Board of Trustees to
         reorganize the Fund into a master/feeder
         structure.

    3.   To consider and act upon a proposal           For   Against   Abstaining
         to amend the Fund's Declaration of Trust      [  ]    [  ]     [  ]
         to permit the Board of Trustees to divide the
         Fund's shares into additional classes of shares.

    4.   To consider and act upon a proposal                                                FOR ALL
         to change the Fund's investment           FOR        AGAINST       ABSTAIN        EXCEPT AS
         restrictions concerning:                  ALL          ALL           ALL         MARKED BELOW
                                                   [  ]        [  ]          [  ]            [  ]

     (1)   Real Estate                                          (10)  Puts and Calls
     (2)   Underwriting of Securities                           (11)  Securities other than Enumerated Industries
     (3)   Borrowing                                            (12)  Transfer Security for Indebtedness
     (4)   Commodities                                          (13)  Exercising Management or Control
     (5)   Lending                                              (14)  Securities of Other Investment Companies
     (6)   Industry Concentration                               (15)  Illiquid or Restricted Securities
     (7)   Senior Securities                                    (16)  Beneficial Ownership
     (8)   Short Sales                                          (17)  Oil, Gas and Mineral Leases in Texas
     (9)   Margin                                               (18)  Oil, Gas or Mineral Exploration or Development
                                                                (19)  Invest in Bonds Where Issuing Entity Has a Record
    5.   To transact such other business as may                       of Less Than Three Years
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ------------------------------------------------------            ------------------------------------------------------
       ------------------------------------------------------            ------------------------------------------------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date



                                                                           -----------------------------------------------------
                                                                           -----------------------------------------------------

           CMA(R) PENNSYLVANIA MUNICIPAL MONEY FUND
                             OF
          CMA(R) MULTI-STATE MUNICIPAL SERIES TRUST
                       P.O. BOX 9011
              PRINCETON, NEW JERSEY 08543-9011

                         P R O X Y
 This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald C.
Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the Shares of Beneficial
Interest of CMA Pennsylvania Municipal Money Fund of CMA Multi-State
Municipal Series Trust (the "Fund") held of record by the
undersigned on June 1, 2001 at the Special Meeting of                      Sign, Date, and Return the Proxy Card Promptly Using
Shareholders to be held on August 24, 2001 or any adjournment thereof.     the Enclosed Envelope.

         This proxy when properly executed will be voted in                 To vote by Telephone
the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted "FOR"                     43)   Read the Proxy Statement and have the Proxy Card
Proposals 1, 2, 3 and 4.                                                          below at hand.
                                                                            44)   Call 1-800-690-6903.
         By signing and dating this card, you authorize the                 45)   Enter the 12-digit control number set forth on
 proxies to vote each proposal as marked, or if not marked,                       the Proxy Card and follow the simple
to vote "FOR" each proposal, and to use their discretion to vote                  instructions.
for any other matter as may properly come before the
meeting or any adjournment thereof. If you do not intend to                 To vote by Internet
personally attend the meeting, please complete and return
this card at once in the enclosed envelope.                                 29)   Read the Proxy Statement and have the Proxy Card
                                                                                  below at hand.
CMA PENNSYLVANIA MUNICIPAL MONEY FUND                                       30)   Go to Website www.proxyvote.com.
                                                                                                -----------------
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST                                   Enter the 12-digit control number set forth on the Proxy
4800 DEER LAKE DRIVE EAST                                                   Card and follow the simple instructions.
JACKSONVILLE, FLORIDA  32246-6484
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                       KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
    Vote on Trustees
                                                                                                    To withhold
                                                                                                    authority to vote,
                                                                                                    mark "For All
                                                                                                    Except" and write
                                                                                                    the nominee's number
                                                                                                    on the line below.

     1.   01) Ronald W.  Forbes,  02) Terry K. Glenn,  03)      FOR       WITHHOLD      FOR ALL
          Cynthia A.  Montgomery,  04) Charles C.  Reilly,      ALL          ALL         EXCEPT     ____________________________
          05) Kevin A. Ryan, 06) Roscoe S.  Suddarth,  07)
          Richard R. West and 08) Edward D. Zinbarg.            [    ]       [    ]        [    ]

         Vote on Proposals                                            For        Against      Abstain

    2.   To consider and act upon a proposal to amend the Fund's      [  ]        [  ]        [  ]
         Declaration of Trust to permit the Board of Trustees to
         reorganize the Fund into a master/feeder structure.

    3.   To consider and act upon a proposal to amend the Fund's      For        Against      Abstaining
         Declaration of Trust to permit the Board of Trustees to      [  ]        [  ]        [  ]
         divide the Fund's shares into additional classes of
         shares.

    4.   To  consider  and act upon a  proposal                                                     FOR ALL
         to  change   the   Fund's   investment       FOR           AGAINST         ABSTAIN        EXCEPT AS
         restrictions concerning:                     ALL             ALL             ALL         MARKED BELOW
                                                     [    ]          [    ]          [    ]          [    ]

     (1) Real Estate                                           (10)  Puts and Calls
     (2) Underwriting of Securities                            (11)  Securities other than Enumerated Industries
     (3) Borrowing                                             (12)  Transfer Security for Indebtedness
     (4) Commodities                                           (13)  Exercising Management or Control
     (5) Lending                                               (14)  Securities of Other Investment Companies
     (6) Industry Concentration                                (15)  Illiquid or Restricted Securities
     (7) Senior Securities                                     (16)  Beneficial Ownership
     (8) Short Sales                                           (17)  Oil, Gas and Mineral Leases in Texas
     (9) Margin                                                (18)  Oil, Gas or Mineral Exploration or Development
                                                               (19)  Invest in Bonds Where Issuing Entity Has a Record
    5.   To transact such other business as may                      of Less Than Three Years
         properly come before the Meeting or any
         adjournment thereof.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.
       ----------------------------------------- -------------            --------------------------------------- ---------------
       ----------------------------------------- -------------            --------------------------------------- ---------------
           Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)                Date